As filed with the Securities and Exchange Commission on May 1, 2012
Registration No. 2-80808
SEC File No. 811-3616
===============================================================================
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. ____
Post-Effective Amendment No. 43   [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 45

Madison Mosaic Income Trust
(Exact Name of Registrant as Specified in Charter)

550 Science Drive
Madison, Wisconsin  53711

Registrant's Telephone Number:  (800) 368-3195

Pamela M. Krill
General Counsel and Chief Legal Officer
Madison Mosaic Income Trust
550 Science Drive
Madison, Wisconsin 53711
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
[   ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2012 pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] on (date) pursuant to paragraph (a)(1)
[   ] 75 days after filing pursuant to paragraph (a)(2)
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

May 1, 2012

Madison Mosaic
Income Trust

Government Fund
Ticker: Class Y – MADTX
Core Bond Fund
Ticker: Class Y – MADBX Class R6 – MCBRX
Institutional Bond Fund
Ticker: Class Y – MIIBX
Investment Grade Corporate Bond Fund
Ticker: Class Y – COINX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Madison Mosaic(R) Funds
www.mosaicfunds.com

TABLE OF CONTENTS

FUND SUMMARIES
Government Fund	2
Core Bond Fund	6
Institutional Bond Fund	10
Investment Grade Corporate Bond Fund	14
INVESTMENT OBJECTIVES	18
IMPLEMENTATION OF INVESTMENT OBJECTIVES	18
All Funds	18
Government Fund	19
Core Bond Fund	20
Institutional Bond Fund	22
Investment Grade Corporate Bond Fund	24
RISKS	26
All Funds	26
Fund-Specific Risks	27
PORTFOLIO HOLDINGS	28
MANAGEMENT	29
Investment Adviser	29
Compensation	29
SHAREHOLDER INFORMATION	31
Availability of Share Classes	31
How to Contact Us	31
How to Open a New Account	32
Purchasing Shares in a New Account	32
How to Purchase Additional Shares	33
How to Redeem Shares	34
How to Close an Account	35
General Policies	35
Additional Shareholder Services	41
DISTRIBUTIONS AND TAXES	42
FINANCIAL HIGHLIGHTS	44
PRIVACY NOTICE	47

Madison Mosaic Income Trust  1

FUND SUMMARY: GOVERNMENT FUND

Investment Objectives/Goals

The investment objective of the Government Fund is to receive income from bonds.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Government Fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y
Maximum sales charge (load)	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fee	0.40%
Distribution (12b-1) fees	None
Other expenses	0.28%
Total annual fund operating expenses1	0.68%
1Total annual fund operating expenses for the period ended December 31, 2011 do not match the financial statements due to rounding.

Example:

This example is intended to help you compare the cost of investing in the Government Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Government Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y	$69	$218	$379	$847

Portfolio Turnover

The Government Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Government Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

2  Prospectus • May 1, 2012

Principal Investment Strategies

The Government Fund seeks to achieve its investment objective through investments in bonds and other debt securities. The Fund invests only in investment grade U.S. Government securities, which include a variety of securities issued or guaranteed by the U.S. Treasury and various agencies of the federal government. U.S Government securities also include securities issued by various instrumentalities that were established or sponsored by the U.S. Government and certain interests in these types of securities (e.g., mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae") and the Federal National Mortgage Association ("Fannie Mae")). The Fund emphasizes the safety of principal and interest for its portfolio investments. The maturities of such investments may range from long-term (20 years or more) to short-term (less than 10 years). By pursuing this strategy, the adviser believes the Fund’s portfolio performance will reflect the adviser’s general "Participate and Protect(R)" investment philosophy. The adviser’s expectation is that investors in the Fund will participate in market appreciation during bull markets and be protected during bear markets compared with investors in portfolios holding more speculative and volatile securities; however, there is no assurance that this expectation will be realized.

Principal Risks

Interest Rate Risk. The share price of the Government Fund reflects the value of the bonds held by it. When interest rates or general demand for municipal securities change, the value of these bonds change. If the value of these bonds falls, the share price of the Fund will go down. What might cause bonds to lose value? One reason is because interest rates went up. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down. If the share price falls below the price you paid for your shares, you could lose money when you redeem your shares. The longer the maturity of any bond, the greater the effect will be on its price when interest rates change.

Call Risk. If a bond issuer "calls" a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.

Risk of Default. Although the Fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the Fund would have to look to the agency issuing the bond for ultimate repayment.

Tax-Related Risk. You can receive a taxable distribution of capital gain from the Fund. You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

Mortgage-Backed Securities Risk. The Fund may own obligations backed by mortgages, such as those issued by Ginnie Mae and Fannie Mae. If the mortgage holders prepay

Madison Mosaic Income Trust  3

them during a period of falling interest rates, the Fund could be exposed to prepayment risk. In that case, the Fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.

Risk/Return Bar Chart and Performance Table

The bar chart and table below demonstrate the variability of the Government Fund’s returns by showing changes in the Fund’s performance from year to year over a 10-year period. This information provides some indication of the risks of investing in the Fund. After the bar chart is a table that compares the Fund’s average annual total returns with those of a broad-based securities market index. Remember, however, that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Government Fund Calendar Year Returns for Class Y Shares
Highest/lowest quarterly results during the period shown in the bar chart were:
Highest: 4.91% (quarter ended 9-30-01)
Lowest: -1.79% (quarter ended 6-30-04)

Government Fund Average Annual Total Returns (for the period ended December 31, 2011)
	One Year	Five Years	Ten Years
Class Y Shares
Return before taxes	3.65%	4.67%	3.65%
Return after taxes on distributions	2.81%	3.66%	2.56%
Return after taxes on distributions and sale of fund shares	2.48%	3.42%	2.48%
Barclays Capital Intermediate Government Bond Index	6.08%	5.86%	4.89%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Also, actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). Index return shown does not reflect fees, expenses or taxes. You cannot invest directly in an index.

Updated performance information is available by calling shareholder services at 888-670-3600 or the toll-free 24-hour automated information line at 800-336-3063.

Management

Investment Adviser. The investment adviser to the Government Fund is Madison Investment Advisors, LLC ("Madison").

4  Prospectus • May 1, 2012

Portfolio Managers. Paul Lefurgey (Managing Director and Head of Fixed Income) and Chris Nisbit (Vice President) co-manage the Government Fund. Mr. Lefurgey has served in this capacity since 2006 and Mr. Nisbit has served in this capacity since 1996.

Purchase and Sale of Fund Shares

The minimum investment to establish an account is $1,000 for a regular account, $500 for an IRA account and $100 for an Education Savings Account with automatic monthly investments of at least $100. The minimum to add to an account is $50. The Fund may waive the minimum initial investment for accounts opened through institutional relationships like managed account programs and participating retirement plans investing through a recordkeeping platform.

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and will also generally be considered taxable income at the state and local level.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Government Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund’s investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Madison Mosaic Income Trust  5

FUND SUMMARY: CORE BOND FUND

Investment Objectives/Goals

The investment objective of the Core Bond Fund is to receive income from bonds.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Core Bond Fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y	Class R6
Maximum sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y	Class R6
Management fee	0.40%	0.40%
Distribution (12b-1) fees	None	None
Other expenses	0.30%	0.02%
Total annual fund operating expenses	0.70%	0.42%

Example:

This example is intended to help you compare the cost of investing in the Core Bond Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Core Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y	$72	$224	$390	$871
Class R6	$43	$135	$235	$530

Portfolio Turnover

The Core Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Core Bond Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

6  Prospectus • May 1, 2012

Principal Investment Strategies

The Core Bond Fund seeks to achieve its investment objective through diversified investments in bonds and other debt securities. The Fund invests in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies and money market instruments. It invests at least 80% of its total assets in bonds, with at least 65% of the Fund’s net assets invested in investment grade bonds. Finally, up to 35% of the Fund’s total assets may be invested in securities rated as low as B, including those commonly referred to as "high yield," "high risk" or "junk" bonds.

Principal Risks

Interest Rate Risk. The share price of the Core Bond Fund reflects the value of the bonds held by it. When interest rates or general demand for municipal securities change, the value of these bonds change. If the value of these bonds falls, the share price of the Fund will go down. What might cause bonds to lose value? One reason is because interest rates went up. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down. If the share price falls below the price you paid for your shares, you could lose money when you redeem your shares. The longer the maturity of any bond, the greater the effect will be on its price when interest rates change.

Call Risk. If a bond issuer "calls" a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.

Risk of Default. Although the Fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value.

Tax-Related Risk. You can receive a taxable distribution of capital gain from the Fund. You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

Mortgage-Backed Securities Risk. The Fund may own obligations backed by mortgages, such as those issued by the Government National Mortgage Association ("Ginnie Mae") and the Federal National Mortgage Association ("Fannie Mae"). If the mortgage holders prepay them during a period of falling interest rates, the Fund could be exposed to prepayment risk. In that case, the Fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.

High-Yield Bond Risk. The risks of investing in high-yield bonds include the following:

•
Sensitivity to Interest Rates and Economic Changes. Prices of high yield (junk) bonds may be less sensitive to interest rate changes than other bonds, but more sensitive to adverse economic changes or individual corporate developments.

Madison Mosaic Income Trust  7

•	Market Expectations. High yield (junk) bond values are very sensitive to market expectations about the credit worthiness of the issuing companies.

•	Liquidity and Valuation. There may be "thin" trading during times of market distress.

•	Taxation. Interest income may be recognized as taxable even though payment of such interest is not received in cash.

•	Credit Ratings. Changes in credit ratings by the major credit rating agencies may lag changes in the credit worthiness of the issuer.

Risk/Return Bar Chart and Performance Table

The bar chart and table below demonstrate the variability of the Core Bond Fund’s returns by showing changes in the Fund’s performance from year to year over a 10-year period. This information provides some indication of the risks of investing in the Fund. After the bar chart is a table that compares the Fund’s average annual total returns with those of a broad-based securities market index, as well as a more narrow market index. Remember, however, that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Core Bond Fund Calendar Year Returns for Class Y Shares
Highest/lowest quarterly results during the period shown in the bar chart were:
Highest: 5.29% (quarter ended 12-31-08)
Lowest: -1.84% (quarter ended 12-31-10)

Core Bond Fund Average Annual Total Returns (for the period ended December 31, 2011)
	One Year	Five Years	Ten Years
Class Y Shares
Return before taxes	6.60%	5.66%	4.39%
Return after taxes on distributions	5.50%	4.39%	3.06%
Return after taxes on distributions and sale of fund shares	4.27%	4.09%	2.96%
Barclays Capital Aggregate Bond Index	7.84%	6.50%	5.78%
Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index	7.88%	6.59%	5.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Also, actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). Index return shown does not reflect fees, expenses or taxes. You cannot invest directly in an index.

Updated performance information is available by calling shareholder services at 888-670-3600 or the toll-free 24-hour automated information line at 800-336-3063.

8  Prospectus • May 1, 2012

Management

Investment Adviser. The investment adviser to the Core Bond Fund is Madison Investment Advisors, LLC ("Madison").

Portfolio Managers. Paul Lefurgey (Managing Director and Head of Fixed Income) and Chris Nisbit (Vice President) co-manage the Core Bond Fund. Mr. Lefurgey has served in this capacity since 2006 and Mr. Nisbit has served in this capacity since 1996.

Purchase and Sale of Fund Shares

Class Y Shares. The minimum investment to establish an account is $1,000 for a regular account, $500 for an IRA account and $100 for an Education Savings Account with automatic monthly investments of at least $100. The minimum to add to an account is $50. The Fund may waive the minimum initial investment for accounts opened through institutional relationships like managed account programs and participating retirement plans investing through a recordkeeping platform.

Class R6 Shares. Generally, Class R6 shares may only be purchased through participating retirement plans and the purchase minimums are set by the plan’s administrator or recordkeeper. In addition, corporations and other institutions, such as trusts, endowments and foundations, can purchase Class R6 shares with a minimum investment of $500,000. The minimum to add to an account is $50. The Fund reserves the right to lower the minimum initial investment amount on a case-by-case basis if deemed to be in the interest of the Fund.

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. To purchase, redeem or exchange shares of the Fund in a participating retirement plan, please contact your plan administrator or recordkeeper.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and will also generally be considered taxable income at the state and local level.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Core Bond Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund’s investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Madison Mosaic Income Trust  9

FUND SUMMARY: INSTITUTIONAL BOND FUND

Investment Objectives/Goals

The investment objective of the Institutional Bond Fund is to obtain the highest total investment return (income and share price appreciation) possible within the policy limitations of (1) investing in bonds and money market instruments rated A or better, and (2) maintaining a dollar weighted average maturity of ten years or less.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Bond Fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y
Maximum sales charge (load)	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fee	0.30%
Distribution (12b-1) fees	None
Other expenses	0.19%
Total annual fund operating expenses	0.49%

Example:

This example is intended to help you compare the cost of investing in the Institutional Bond Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Institutional Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y	$50	$157	$274	$616

Portfolio Turnover

The Institutional Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent

10  Prospectus • May 1, 2012

fiscal year, the Institutional Bond Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Institutional Bond Fund seeks to achieve its investment objectives through diversified investments in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies (including mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae") and the Federal National Mortgage Association ("Fannie Mae")) and money market instruments. In seeking to achieve the Fund’s goals, the Fund’s investment adviser will (1) shorten or lengthen the dollar weighted average maturity of the Fund based on its anticipation of the movement of interest rates (note that the dollar weighted average maturity is expected to be ten years or less), and (2) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund. The Fund will invest at least 65% of its total assets in bonds. The Fund also emphasizes higher quality issues and, therefore, expects to maintain an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s. By pursuing this strategy, the adviser believes the Fund’s portfolio performance will reflect the adviser’s general "Participate and Protect(R)" investment philosophy. The adviser’s expectation is that investors in the Fund will participate in market appreciation during bull markets and be protected during bear markets compared with investors in portfolios holding more speculative and volatile securities; however, there is no assurance that this expectation will be realized.

Principal Risks

Interest Rate Risk. The share price of the Institutional Bond Fund reflects the value of the bonds held by it. When interest rates or general demand for fixed income securities change, the value of these bonds change. If the value of these bonds falls, the share price of the Fund will go down. What might cause bonds to lose value? One reason is because interest rates went up. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down. If the share price falls below the price you paid for your shares, you could lose money when you redeem your shares. The longer the maturity of any bond, the greater the effect will be on its price when interest rates change.

Call Risk. If a bond issuer "calls" a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.

Risk of Default. Although the Fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the Fund would have to look to the agency issuing the bond for ultimate repayment.

Madison Mosaic Income Trust  11

Tax-Related Risk. You can receive a taxable distribution of capital gain from the Fund. You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

Mortgage-Backed Securities Risk. The Fund may own obligations backed by mortgages, such as those issued by Ginnie Mae and Fannie Mae. If the mortgage holders prepay them during a period of falling interest rates, the Fund could be exposed to prepayment risk. In that case, the Fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.

Risk/Return Bar Chart and Performance Table

The bar chart and table below demonstrate the variability of the Institutional Bond Fund’s returns by showing changes in the Fund’s performance from year to year over a 10-year period. This information provides some indication of the risks of investing in the Fund. After the bar chart is a table that compares the Fund’s average annual total returns with those of a broad-based securities market index. Remember, however, that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Institutional Bond Fund Calendar Year Returns for Class Y Shares
Highest/lowest quarterly results during the period shown in the bar chart were:
Highest: 5.01% (quarter ended 12-31-08)
Lowest: -1.72% (quarter ended 6-30-04)

Institutional Bond Fund Average Annual Total Returns (for the period ended December 31, 2011)
	One Year	Five Years	Ten Years
Class Y Shares
Return before taxes	3.53%	5.18%	4.08%
Return after taxes on distributions	2.97%	4.11%	2.84%
Return after taxes on distributions and sale of fund shares	2.29%	3.82%	2.76%
Barclays Capital Intermediate Government Credit Index	5.80%	5.88%	5.20%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Also, actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). Index return shown does not reflect fees, expenses or taxes. You cannot invest directly in an index.

Updated performance information is available by calling shareholder services at 888-670-3600 or the toll-free 24-hour automated information line at 800-336-3063.

12  Prospectus • May 1, 2012

Management

Investment Adviser. The investment adviser to the Institutional Bond Fund is Madison Investment Advisors, LLC ("Madison").

Portfolio Managers. Paul Lefurgey (Managing Director and Head of Fixed Income) and Chris Nisbet (Vice President) co-manage the Institutional Bond Fund. Mr. Lefurgey has served in this capacity since 2006 and Mr. Nisbet has served in this capacity since the Fund’s inception in 2000.

Purchase and Sale of Fund Shares

The minimum investment to establish an account is $1,000 for a regular account, $500 for an IRA account and $100 for an Education Savings Account with automatic monthly investments of at least $100. The minimum to add to an account is $50. The Fund may waive the minimum initial investment for accounts opened through institutional relationships like managed account programs and participating retirement plans investing through a recordkeeping platform.

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and will also generally be considered taxable income at the state and local level.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional Bond Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund’s investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Madison Mosaic Income Trust  13

FUND SUMMARY: INVESTMENT GRADE CORPORATE BOND FUND

Investment Objectives/Goals

The investment objective of the Investment Grade Corporate Bond Fund is to obtain high total investment returns in the form of income and share price appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Investment Grade Corporate Bond Fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y
Maximum sales charge (load)	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fee	0.40%
Distribution (12b-1) fees	None
Other expenses	0.30%
Total annual fund operating expenses1	0.70%
1Total annual fund operating expenses for the period ended December 31, 2011 do not match the financial statements due to rounding.

Example:

This example is intended to help you compare the cost of investing in the Investment Grade Corporate Bond Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Investment Grade Corporate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y	$72	$224	$390	$871

Portfolio Turnover

The Investment Grade Corporate Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

14  Prospectus • May 1, 2012

During the most recent fiscal year, the Investment Grade Corporate Bond Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Investment Grade Corporate Bond Fund seeks to achieve its investment objective through diversified investment in a broad range of corporate debt securities. In seeking to achieve the Fund’s goal, the Fund’s investment adviser will: (1) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund; (2) shorten or lengthen the Fund’s dollar weighted average maturity and dollar weighted average duration based on the adviser’s anticipation of the movement of interest rates; (3) select individual securities based on a thorough evaluation of fundamental credit risk; and (4) actively rotate among sectors and quality ratings in search of value and to manage risk. The Fund will invest at least 80% of its total assets in income-producing corporate bonds, and at least 90% of its net assets in investment grade bonds. Up to 10% of the Fund’s net assets may be invested in non-investment grade fixed-income securities commonly referred to as "high yield," "high risk" or "junk" bonds.

Principal Risks

Interest Rate Risk. The share price of the Investment Grade Corporate Bond Fund reflects the value of the bonds held by it. When interest rates or general demand for municipal securities change, the value of these bonds change. If the value of these bonds falls, the share price of the Fund will go down. What might cause bonds to lose value? One reason is because interest rates went up. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down. If the share price falls below the price you paid for your shares, you could lose money when you redeem your shares. The longer the maturity of any bond, the greater the effect will be on its price when interest rates change.

Call Risk. If a bond issuer "calls" a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.

Risk of Default. Although the Fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value.

Tax-Related Risk. You can receive a taxable distribution of capital gain from the Fund. You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

High-Yield Bond Risk. The risks of investing in high-yield bonds include the following:

•
Sensitivity to Interest Rates and Economic Changes. Prices of high yield (junk) bonds may be less sensitive to interest rate changes than other bonds, but more sensitive to adverse economic changes or individual corporate developments.

Madison Mosaic Income Trust 15

•	Market Expectations. High yield (junk) bond values are very sensitive to market expectations about the credit worthiness of the issuing companies.

•	Liquidity and Valuation. There may be "thin" trading during times of market distress.

•	Taxation. Interest income may be recognized as taxable even though payment of such interest is not received in cash.

•	Credit Ratings. Changes in credit ratings by the major credit rating agencies may lag changes in the credit worthiness of the issuer.

Risk/Return Bar Chart and Performance Table

The bar chart and table below demonstrate the variability of the Investment Grade Corporate Bond Fund’s returns by showing changes in the Fund’s performance from year to year since inception of the Fund. This information provides some indication of the risks of investing in the Fund. After the bar chart is a table that compares the Fund’s average annual total returns with those of a broad-based securities market index. Remember, however, that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

For the period July 1, 2007 through November 29, 2010, the Fund was known as Corporate Income Shares Fund or COINS and paid no management fees or other expenses under its separate Services Agreement. The Fund’s investment adviser was compensated for these fees in a different manner. Had these fees been paid by the Fund, returns in the charts below would have been lower.

Investment Grade Corporate Bond Fund Calendar Year Returns for Class Y Shares
Highest/lowest quarterly results during the period shown in the bar chart were:
Highest: 5.48% (quarter ended 6-30-09)
Lowest: -2.58% (quarter ended 9-30-08)

Investment Grade Corporate Bond Fund Average Annual Total Returns (for the period ended December 31, 2011)
	One Year	Since Inception (7/1/07)
Class Y Shares
Return before taxes	7.83%	7.54%
Return after taxes on distributions	6.59%	5.83%
Return after taxes on distributions and sale of fund shares	5.08%	5.45%
Barclays Capital Credit Bond Index	8.35%	7.34%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Also, actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant

16  Prospectus • May 1, 2012

to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). Index return shown does not reflect fees, expenses or taxes. You cannot invest directly in an index.

Updated performance information is available by calling shareholder services at 888-670-3600 or the toll-free 24-hour automated information line at 800-336-3063.

Management

Investment Adviser. The investment adviser to the Investment Grade Corporate Bond Fund is Madison Investment Advisors, LLC ("Madison").

Portfolio Managers. Paul Lefurgey (Managing Director and Head of Fixed Income) and Allen Olson (Vice President) co-manage the Investment Grade Corporate Bond Fund. Mr. Lefurgey has served in this capacity since inception of the Fund in July 2007, and Mr. Olson has served in this capacity since November 2010.

Purchase and Sale of Fund Shares

The minimum investment to establish an account is $1,000 for a regular account, $500 for an IRA account and $100 for an Education Savings Account with automatic monthly investments of at least $100. The minimum to add to an account is $50. The Fund may waive the minimum initial investment for accounts opened through institutional relationships like managed account programs and participating retirement plans investing through a recordkeeping platform.

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and will also generally be considered taxable income at the state and local level.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Investment Grade Corporate Bond Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund’s investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Madison Mosaic Income Trust  17

INVESTMENT OBJECTIVES

Madison Mosaic Income Trust (the "Trust") offers four portfolios for investment through this prospectus: the Government Fund, the Core Bond Fund, the Institutional Bond Fund, and the Investment Grade Corporate Bond Fund (each, a "Fund" and collectively, the "Funds").

The Government Fund and the Core Bond Fund share a common investment objective: to receive income from bonds and to distribute that income to its investors as dividends.

The Institutional Bond Fund’s investment objective is to obtain the highest total investment return (income and share price appreciation) possible within the policy limitations of (1) investing in bonds and money market instruments rated A or better, and (2) maintaining a dollar weighted average maturity of ten years or less.

The Investment Grade Corporate Bond Fund’s investment objective is to obtain high total investment returns in the form of income and share price appreciation.

The Funds’ Board of Trustees may change a Fund’s investment objective without shareholder approval. However, you will receive prior written notice of any material change. There is no assurance that a Fund’s investment objective will be achieved.

IMPLEMENTATION OF INVESTMENT OBJECTIVES

All Funds

Portfolio Trading Activity - Taxable Capital Gains Potential. Madison may alter the composition of any Fund with regard to quality and maturity and may sell securities prior to maturity. Under normal circumstances, however, turnover for each Fund is generally not expected to exceed 100%. Sales of Fund securities may result in capital gains. This can occur any time Madison sells a bond at a price that was higher than the price paid for it, even if Madison does not engage in active or frequent trading. Madison’s intent when it sells bonds is to "lock in" any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if Madison continued to hold the bond. However, increasing portfolio turnover at a time when Madison’s assessment of market performance is incorrect could lower investment performance. The Fund does not generally pay brokerage commissions when it purchases or sells bonds, but the price the Fund would have to pay to buy a bond is usually higher than the price it would receive when the Fund sells it. As a result, as portfolio turnover increases, the cumulative effect of this may hurt Fund performance.

Under normal circumstances, no Fund will engage in active or frequent trading of its bonds. However, it is possible that Madison will determine that market conditions require a significant change to the composition of a Fund’s portfolio. For example, if interest rates rise significantly, Madison may attempt to sell bonds before they lose much value. Also, if a Fund experiences large swings in shareholder purchases and redemptions, Madison may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the Fund could make a taxable capital gain distribution.

18  Prospectus • May 1, 2012

Temporary Defensive Position. Madison reserves the right to invest a portion of any Fund’s total assets in short-term debt securities (i.e., those with maturities of one year or less) and to maintain a portion of Fund assets in uninvested cash. However, Madison does not intend to hold more than 35% of the Government, Core Bond or Institutional Bond Fund’s total assets, or, with regard to the Investment Grade Corporate Bond Fund, more than 20% of such Fund’s total assets, in such investments, unless Madison determines that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100% of any Fund may be so invested. To the extent that a Fund is so invested, it is not invested in accordance with policies designed to achieve its stated investment objective. Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. Madison might hold substantial cash reserves in seeking to reduce a Fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.

Fund-Specific Strategies

Government Fund

Security Selection Criteria. Madison selects bonds for the Fund that Madison believes provide the best combination of yield (i.e., the interest rate the bond pays in relation to its price), credit risk and diversification for the Fund. To a lesser extent, Madison also considers whether a particular bond may increase in value from its price at the time of purchase. The investment strategies utilized by Madison for the Government Fund reflect the adviser’s general "Participate and Protect(R)" investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and be protected during bear markets compared with investors in portfolios holding more speculative and volatile securities; however, there is no assurance that this expectation will be realized.

Madison limits investments in the Fund to investment grade U.S. Government securities, which include a variety of securities issued or guaranteed by the U.S. Treasury and various agencies of the federal government. They also include various instrumentalities that were established or sponsored by the U.S. Government and certain interests in these types of securities. It is the Fund’s policy to invest at least 80% of its assets in these types of securities.

Treasury securities include notes, bills and bonds. Obligations of the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal Home Loan Banks, the Federal Farm Credit System, the Small Business Association and the Student Loan Marketing Association are also considered to be U.S. Government securities. Except for Treasury securities, these obligations may not be backed by the "full faith and credit" of the United States. Government agency obligations are generally guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government. In sum, all U.S. Treasury securities and Ginnie Mae securities are backed by the "full faith and credit" of the United States. Securities issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks are not.

Madison Mosaic Income Trust  19

In addition to the credit of the issuing agency, securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks are supported by the ability of these agencies to borrow from the Federal Treasury. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship in order to restore confidence in the companies and enhance their ability to fulfill their missions of providing stability/liquidity to the U.S. housing market. As part of this conservatorship arrangement, the U.S. government implemented agreements whereby the government could purchase unlimited amounts of preferred stock from Fannie Mae and Freddie Mac. There is currently no expiration date with regard to this conservatorship arrangement. In February 2011, the Obama Administration laid out its plans to reform the U.S. mortgage market and systematically run-down Fannie Mae and Freddie Mac. The Administration stated that it remains committed to ensuring that the agencies have sufficient capital to perform under any guarantees and the ability to meet all of their debt obligations. Further hearings on the future form of Fannie Mae and Freddie Mac are expected to take place in 2012.

Maturity. Madison buys bonds for the Fund with maturities that, in its judgment, will provide the best yields available from debt securities over the life of the investment. This means that the dollar weighted average maturity of the Fund may be 10 years or more, depending on market conditions. Madison may adjust this maturity, however, and sell securities prior to maturity. Madison does not intend to engage in extensive short-term trading on behalf of the Fund.

Core Bond Fund

Security Selection Criteria. Madison selects bonds for the Fund that Madison believes provide the best combination of yield (i.e., the interest rate the bond pays in relation to its price), credit risk and diversification for the Fund. To a lesser extent, Madison also considers whether a particular bond may increase in value from its price at the time of purchase.

The Fund seeks to achieve its objectives by investing in corporate debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and money market instruments. The percentage of the Fund’s assets that may be invested at any particular time in a particular type of security and the dollar weighted average maturity of the total portfolio will depend on Madison’s judgment regarding the risks in the general market (although the dollar weighted average maturity of the total portfolio will rarely exceed 10 years).

To gauge the risks of the general market, Madison monitors many factors, including economic, monetary and interest rate trends, market momentum, institutional psychology and historical similarities to current conditions. Below is a description of the specific types of securities in which the Fund will invest:

•
Corporate Debt Securities. Madison will primarily buy corporate debt securities accorded one of the four highest quality ratings by Standard & Poor’s or Moody’s or, if unrated, judged by Madison to be of comparable quality. These are generally referred to as "investment grade" securities and are rated AAA, AA, A and BBB by Standard & Poor’s or Aaa, Aa, A or Baa by Moody’s. Although all of the corporate debt securities the Fund

20  Prospectus • May 1, 2012

holds at any time may be investment grade, the Fund may hold up to 35% of its total assets in lower grade corporate debt securities, commonly known as "high yield," "high risk" or "junk" bonds. The lowest-grade securities the Fund will purchase are those rated "B." Madison will only invest in lower-grade securities when it believes that the creditworthiness of the issuer is stable or improving, and when the potential return of investing in such securities justifies the higher level of risk. Although the Fund may invest in securities with ratings as low as "B," Madison follows certain policies intended to lessen some of the risks associated with investment in such securities. Included among such policies are the following:

1.	Bonds acquired at the time of their initial public offering must be rated at least "B" by either Standard & Poor’s Corporation or Moody’s Investors Services, Inc.;

2.	Bonds rated "BB" or "Ba" or lower must have more than one market maker at the time of acquisition;

3.	Madison does not purchase unrated bonds issued by an unrated company, privately placed bonds or bonds of issuers in bankruptcy;

4.
Madison does not purchase zero coupon bonds or bonds having interest paid in the form of additional securities (commonly called "payment-in-kind" or "PIK" bonds) if immediately after the investment more than 15% of the value of the Fund would be invested in such bonds; and

5.	Madison will sell, as soon as practical, any security owned by the Fund that is downgraded below B.

Madison applies the foregoing investment selection criteria at the time an investment is made. Except as described in item (5) above, Madison might not sell a bond because of an adverse change in its quality rating or other characteristics because the impact of such change is often already reflected in its market price before the bond can be sold.

•
U.S. Government Securities. Madison may also buy the same type of U.S. Government securities for the Core Bond Fund as are purchased for the Government Fund described above, including mortgage backed securities issued by U.S. government agencies.

•
Money Market Securities. Finally, Madison may invest in money market securities. Money market securities are subject to the limitation that they mature within one year of the date of their purchase. These include:

1.
Commercial paper (including variable rate master demand notes) rated at least A-2 by Standard and Poor’s Corporation or Prime-2 by Moody’s, or if not so rated, issued by a corporation which has outstanding debt obligations rated at least in the top two ratings by Standard and Poor’s and Moody’s;

2.	Debt obligations (other than commercial paper) of corporate issuers which obligations are rated at least AA by Standard & Poor’s or Aa by Moody’s; and

3.	Short-term obligations of or guaranteed by the U.S. government, its agencies or instrumentalities.

Madison Mosaic Income Trust  21

Maturity. Madison will normally invest the Fund’s assets such that the Fund maintains a dollar weighted average maturity of 10 years or less. If Madison believes that market risks are high and bond prices in general are vulnerable to decline, Madison may reduce the dollar weighted average maturity of the Fund’s bonds and increase its cash reserves and money market holdings. Madison does not intend to engage in extensive short-term trading on behalf of the Fund.

Institutional Bond Fund

Security Selection Criteria. The Fund seeks to achieve its objectives by investing in corporate debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and money market instruments. In general, after selecting securities that match the Fund’s investment guidelines, most of Madison’s investment decisions will relate to either (1) Madison’s understanding of the direction of interest rate movement, or (2) the difference in yields between various types of securities that match the Fund’s guidelines. The investment strategies utilized by Madison for the Institutional Bond Fund reflect the adviser’s general "Participate and Protect(R)" investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and be protected during bear markets compared with investors in portfolios holding more speculative and volatile securities; however, there is no assurance that this expectation will be realized.

If Madison believes interest rates are falling, Madison will normally increase the dollar weighted average maturity of the Fund to help increase the share price of the Fund. On the other hand, if Madison believes interest rates are rising, Madison will normally decrease the dollar weighted average maturity of the Fund to help preserve the Fund’s share price.

Example 1: On January 1, interest rates are 6% and the Fund’s dollar weighted average maturity is 5 years. Madison extends such maturity to 7 years over the month. If interest rates fall on February 1, then the value of the bonds in the Fund will increase to a greater extent than they would have increased had Madison not changed the original 5 year maturity. The share price of the Fund should increase accordingly.

Madison will compare the difference in yields between bonds in various market sectors (this is commonly referred to as "the spread"). Madison will generally increase the amount the Fund invests in corporate bonds, U.S. Treasury bonds or U.S. Government agency bonds based on Madison’s assessment of the best combination of yield, risk and diversification under the circumstances. This "sector allocation" may mean that the Fund invests in bonds with a lower yield at times when Madison believes such bonds may provide better potential price appreciation based on Madison’s judgment of developing market conditions. Madison’s aim is to allocate more of the Fund’s assets to the sectors of the market that it views as undervalued.

Example 2: On January 1, the yield on a 10-year U.S. Government agency bond (rated AAA) is 7% while the yield on a comparable U.S. Treasury bond is 6.7%. The spread is only 0.3%. It appears that the agency bond is a better value. However, Madison must determine whether market conditions may cause that spread to increase or

22  Prospectus • May 1, 2012

decrease. On February 1, the yield on the agency bond is 7.1% while the yield on the U.S. Treasury bond has fallen to 6%. This means that over the month, the price of the Treasury bond has gone up (because its yield went down) while the price of the agency bond has stayed about the same or fallen slightly. If Madison had invested in U.S. Treasury bonds on January 1 instead of agency bonds, the share price of the Fund would have increased accordingly. Of course, the spread is now over 1% and Madison must determine whether the agency bond is undervalued or the Treasury bond is overvalued.

The percentage of the Fund’s assets that Madison may invest at any particular time in a particular type of security and the dollar weighted average maturity of the total portfolio (which will never exceed ten years) will depend on Madison’s judgment regarding the risks in the general market. Madison monitors many factors affecting the market outlook, including economic, monetary and interest rate trends, market momentum, institutional psychology and historical similarities to current conditions.

Below is a description of the specific types of securities in which the Fund will invest:

•
Corporate Debt Securities. Madison will primarily buy corporate debt securities assigned one of the three highest quality ratings by Standard & Poor’s or Moody’s or, if unrated, judged by Madison to be of comparable quality. These are generally referred to as "investment grade" securities and are rated AAA, AA and A by Standard & Poor’s or Aaa, Aa and A by Moody’s. Madison will sell any security owned by the Fund that is downgraded below A, effecting the sale within three months of the downgrade. Madison will determine the timing and terms of the sale that it believes are in the best interests of the Fund. Madison applies its investment selection criteria at the time an investment is made. Except as described above, Madison might not sell a bond because of an adverse change in quality rating or other characteristics because the impact of such change is often already reflected in market price before the bond can be sold. Because the Fund emphasizes higher quality issues, Madison expects to maintain an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s.

•	U.S. Government Securities. Madison may also buy the same type of U.S. Government securities for the Institutional Bond Fund as are purchased for the Government Fund described above.

•	Money Market Securities. Finally, Madison may buy the same type of money market securities for the Institutional Bond Fund as are purchased for the Core Bond Fund described above.

Maturity. Madison will normally invest the Fund so that it has a dollar weighted average maturity of ten years or less. If Madison believes that market risks are high and bond prices in general are vulnerable to decline, Madison may reduce the average maturity of the Fund’s bonds and increase its cash reserves and money market holdings. Madison does not, however, intend to engage in extensive short-term trading.

Madison Mosaic Income Trust  23

Investment Grade Corporate Bond Fund

Security Selection Criteria. The Fund attempts to achieve its investment objective through diversified investment in a broad range of corporate debt securities, within the policy limitations of (1) investments in investment grade corporate bonds (provided that the Fund may hold up to 10% of its net assets in bonds rated below investment grade), (2) maintaining an average overall portfolio quality of A- or better, (3) maintaining an overall portfolio dollar weighted average maturity of 15 years or less, (4) generally maintaining overall portfolio duration within 25% of the Barclays Capital Corporate Bond Index benchmark and occasionally varying from the benchmark by up to 50%, and (5) limiting investments in corporate securities in any one industry (as defined by Standard Industrial Classification, or "SIC," code) to 20% at time of purchase. Although the duration of Barclays Capital Corporate Bond Index is relatively stable, it fluctuates in response to a variety of market factors, primarily interest rates but also supply. In general, as interest rates rise, the duration of the index tends to shorten and as interest rates fall, its duration tends to rise.

Madison will primarily buy corporate debt securities assigned one of the four highest quality ratings by Standard & Poor’s or Moody’s or, if unrated, judged by Madison to be of comparable quality. These are generally referred to as "investment grade" securities and are rated AAA, AA, A and BBB by Standard & Poor’s or Aaa, Aa, A and Baa by Moody’s. However, Madison may invest up to 10% of the Fund’s net assets in below investment grade securities. Madison applies its investment selection criteria at the time an investment is made. Madison might not sell a bond because of an adverse change in quality rating or other characteristics because the impact of such change is often already reflected in market price before the bond can be sold.

After selecting securities that match the Fund’s investment guidelines, most of Madison’s investment decisions relate to: (1) the difference in yields between various types of securities that match the Fund’s guidelines; (2) Madison’s understanding of the direction of interest rate movement; (3) the analysis of a security’s credit risk; or (4) Madison’s anticipation of the relative values and risks associated with securities in different industrial and business sectors.

Example 1: The Fund may hold bonds issued by a particular retailer. Madison may sell these bonds and buy bonds issued by, for example, an oil company if Madison believes that by making the change, the Fund can: (1) obtain higher yielding securities with the same amount of risk (such as by swapping a bond rated AAA yielding 8% interest for another AAA rated bond yielding 9% interest with similar risk characteristics); (2) avoid losing principal due to interest rate movement (see Example 3 below); (3) timely react to deteriorating finances of the particular bond issuer; or (4) avoid losing principal if the markets treat retailer bonds as presenting a greater potential risk than oil industry bonds.

If Madison believes interest rates are falling, Madison will normally increase the dollar weighted average maturity and duration of the Fund to help increase the share price of the Fund. On the other hand, if Madison believes interest rates are rising, Madison will

24  Prospectus • May 1, 2012

normally decrease the dollar weighted average maturity and duration of the Fund to help preserve the Fund’s share price.

The concept of "effective duration" of a bond portfolio goes hand in hand with average maturity. Effective duration is a commonly used measurement to determine the risk to market value. As a technical matter, effective duration measures the period of time you must wait before you have received half of the present value of the cash flows from a bond. As a practical matter, Madison uses a bond portfolio’s effective duration to help measure its likely change in price given a 1% change in interest rates up or down.

Example 2: On January 1, interest rates are 6% and the Fund’s dollar weighted average maturity is 10 years and the Barclays Capital Corporate Bond Index benchmark’s effective duration is 6 years. Madison extends such maturity to 8 years over the month by increasing the effective duration of the Fund’s securities from 6 to 7 years. If interest rates fall on February 1 to 5%, then the value of the bonds in the Fund should increase by 7%. Had Madison not changed the original maturity by extending effective duration, then the value of the bonds in the Fund should only have increased by 6%. As a result, the share price of the Fund should increase by 7% in this example, 1% more than it would have increased had Madison not extended duration. In other words, if the Fund’s share price was $10 before interest rates dropped, the share price of the Fund should increase to $10.70 in this example, but only $10.60 if Madison had not extended duration.

Example 3: On January 1, interest rates are 6% and the Fund’s dollar weighted average maturity is 10 years and the Barclays Capital Corporate Bond Index benchmark’s effective duration is 6 years. As a defensive strategy against rising interest rates, Madison shortens maturity to 9 years over the month by decreasing the effective duration of the Fund’s securities from 6 to 5.5 years. If interest rates rise on February 1 to 7%, then the value of the bonds in the Fund will decrease by 5.5%. If Madison had not changed the original maturity by shortening effective duration, then the value of the bonds in the Fund should drop by 6%. Therefore, although the share price of the Fund will decrease as interest rates rise, its share price should decrease 0.5% less than it would have before the defensive move. In other words, if the Fund’s share price was $10 before interest rates dropped, the share price of the Fund should decrease to $9.45 in this example, but would have dropped to $9.40 if Madison had not shortened duration.

The percentage of the Fund’s assets that Madison may invest at any particular time in a particular security, the dollar weighted average maturity of the total portfolio (which will be 15 years or less) and the Fund’s effective duration will depend on Madison’s judgment regarding the risks in the general market. Madison monitors many factors affecting the market outlook, including economic, monetary and interest rate trends, market momentum, institutional psychology and historical similarities to current conditions.

Madison does not anticipate investing the Fund’s assets in money market instruments (i.e., securities that mature within one year of the date of their purchase) except for the overnight investment of otherwise uninvested cash.

Madison Mosaic Income Trust  25

Maturity. Madison will normally invest the Fund so that it has an overall dollar weighted average maturity of 15 years or less. If Madison believes that market risks are high and bond prices in general are vulnerable to decline, Madison may reduce the average maturity of the Fund’s bonds and increase its cash reserves and money market holdings. Madison does not, however, intend to engage in extensive short-term trading.

Duration. The Fund’s effective duration will normally be in the range of 25% longer or shorter than the Barclays Capital Corporate Bond Index benchmark at any given time. Effective duration will be longer or shorter than the index based on Madison’s expectation of likelihood of change in interest rates and the direction of the change. Effective duration could deviate from the benchmark by up to 50% during periods when Madison believes interest rates are likely to materially change.

RISKS

All Funds

Interest Rate Risk. The value of shares purchased in each Fund will fluctuate due to changes in the value of securities held by such Fund. At the time an investor sells his or her shares, they may be worth more or less than their original cost. Bonds tend to increase in value when prevailing interest rates fall, and to decrease in value when prevailing interest rates rise. The longer the maturities of the bonds held in the Fund, the greater the magnitude of these changes. Investments with the highest yields may have longer maturities or lower quality ratings than other investments, increasing the possibility of fluctuations in value per share.

Tax-Related Risk. In addition to dividends from interest, shareholders in each Fund can recognize taxable income in two ways:

1.
If you sell your shares at a price that is higher than when you bought them, you will have a taxable capital gain. On the other hand, if you sell your shares at a price that is lower than the price when you bought them, you will have a capital loss.

2.
In the event a Fund sells more securities at prices higher than when they were bought by the Fund, the Fund may pass through the profit it makes from these transactions by making a taxable capital gain distribution. The discussion regarding "Portfolio Trading Activity - Taxable Capital Gains Potential" in the previous section above explains what circumstances can produce taxable capital gains.

Call Risk. Madison may buy "callable bonds" for the Funds. This means that the issuer can redeem the bond before maturity. An issuer may want to call a bond after interest rates have gone down. If an issuer calls a bond owned by a Fund, the Fund could have to reinvest the proceeds at a lower interest rate. Also, if the price paid for the bond was higher than the call price, the effect is the same as if the affected Fund sold the bond at a loss.

Risk of Default. Even for bonds that are rated investment grade, it is still possible that unexpected events (for example, a disaster or unforeseen economic developments, fraud or corruption at the company or its suppliers or clients, or unanticipated costs

26  Prospectus • May 1, 2012

resulting from government legislation) could cause the issuer of a bond to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value.

Government Security Risk. Some federal agencies have authority to borrow from the U.S. Treasury while others do not. In the case of securities not backed by the full faith and credit of the United States, Madison must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Madison may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Fund-Specific Risks

Government Bond, Core Bond and Institutional Bond Funds

Mortgage Backed Securities Risk. Each Fund (other than the Investment Grade Bond Fund) may own securities that are backed by mortgages such as, for example, Ginnie Mae or Fannie Mae securities, and similar government or corporate securities. Normally, the payments the Fund will receive on such securities represent interest and a portion of the principal on each mortgage. However, mortgage holders may refinance their properties when interest rates fall. This has the effect of prepaying large amounts of the principal on these types of securities. If this happens, the affected Fund must reinvest the proceeds at a lower interest rate than it was able to obtain when the Fund purchased the security. Another aspect of this "prepayment risk" is that prepayments have the effect of shortening maturity. As a result, when bonds with longer maturities become more valuable as interest rates fall, these types of securities may not enjoy the full benefit of this interest rate movement.

Core Bond and Investment Grade Bond Funds

Non-Investment Grade Security Risk. The Core Bond Fund may invest up to 35% of its net assets in securities rated as low as B (anything rated below BBB is considered below "investment grade"). The Investment Grade Corporate Bond Fund may also invest up to 10% of its net assets in below investment grade securities, but unlike the Core Bond Fund, there is no limit to how low the non-investment grade portion of the Fund may be invested. Securities that are non-investment grade are generally deemed to lack desirable investment characteristics. There may be only small assurance of payment of interest and principal or adherence to the original terms of issue over any long period. Additional risks include the following:

•
Youth and Growth of the High Yield Bond Market. The high yield bond market is relatively young and its major growth occurred during a long period of economic expansion. Past economic downturns resulted in large price swings in the value of high yield bonds, which also adversely affected the ability of the issuers to repay principal and interest.

•
Sensitivity to Interest Rates and Economic Changes. Changes in the economy and interest rates may affect high yield securities differently from other securities. Prices of high yield bonds may be less sensitive to interest rate fluctuations than investment grade securities, but more sensitive to adverse economic changes or individual corporate developments. An economic downturn or a period of rising interest rates could

Madison Mosaic Income Trust  27

adversely affect the ability of highly leveraged issuers to make required principal and interest payments, meet financial projections or obtain additional financing. Periods of economic decline or uncertainty may increase the price volatility of high yield bonds and, therefore, magnify changes in a Fund’s net asset value. Zero coupon bonds and payment-in-kind securities may be affected to a greater extent by such developments and thereby tend to be more volatile than securities that pay interest periodically in cash.

•
Market Expectations. High yield bond values are very sensitive to market expectations about the creditworthiness of the issuing companies. If events produce a sudden concern in the marketplace about the ability of high yield bond issuers to service their debts, investors might try to liquidate significant amounts of high yield bonds within a short period of time. If shareholders in the Fund made significant redemptions at the same time, Madison might be forced to sell some of the Fund’s holdings under adverse market conditions. Madison would have to do this without regard to the holdings’ investment merits. If this happened, the Fund could realize capital losses and decrease the asset base upon which expenses can be spread. Rising interest rates can adversely affect the value of high yield bonds, both by lowering the perceived credit worthiness of the issuers and by lowering bond prices generally. However, when interest rates fall or the creditworthiness of the issuer improves, early redemption or call features of the bonds may limit their potential for increased value.

•
Liquidity and Valuation. Adverse publicity about or public perceptions of high yield securities and their market, whether or not based on fundamental analysis, may cause these bonds to lose value and liquidity. Since the high yield market is an over-the-counter market, there may be "thin" trading during times of market distress. This means there is a limited number of buyers and sellers in the market.

•
Taxation. Interest income is recognized on zero coupon and payment-in-kind securities. This income is passed through to shareholders for income tax purposes, even though payment of such interest is not received in cash.

•
Credit Ratings. Madison considers quality ratings of debt securities when investments are selected. However, changes in credit ratings by the major credit rating agencies may lag changes in the creditworthiness of the issuer. Madison monitors the issuers of high yield bonds to anticipate whether the issuer will have sufficient cash flow to meet required principal and interest payments and to assess the bonds’ liquidity, but Madison may not always be able to foresee adverse developments. Furthermore, credit ratings attempt to evaluate the safety of principal and interest payments and may not accurately reflect the market value risks of high yield bonds.

PORTFOLIO HOLDINGS

Portfolio holdings information is available on the Funds’ website at www.mosaicfunds.com. In addition, a complete description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds’ SAI. Please see the back cover of this prospectus for information about the SAI.

28  Prospectus • May 1, 2012

MANAGEMENT

Investment Adviser

The investment adviser to the Funds is Madison Investment Advisors, LLC ("Madison"), located at 550 Science Drive, Madison, Wisconsin 53711. Madison is an indirect subsidiary of Madison Investment Holdings, Inc. ("MIH"). As of December 31, 2011, MIH, which was founded in 1974, and its subsidiary organizations, including Madison, managed approximately $15 billion in assets, including open-end mutual funds, closed-end mutual funds, separately managed accounts and wrap accounts. Madison is responsible for the day-to-day administration of the Funds’ activities.

Investment decisions regarding the Funds can be influenced in various manners by a number of individuals. Generally, all decisions regarding a Fund’s average maturity, duration and investment considerations concerning interest rate and market risk are the primary responsibility of Madison’s investment policy committee. The investment policy committee is made up of the top officers and managers of Madison.

Day-to-day decisions regarding the selection of individual bonds and other management functions for the Funds are primarily the responsibilities of the following portfolio managers:

•
Paul Lefurgey. Mr. Lefurgey, Managing Director and Head of Fixed Income of Madison since joining Madison in October 2005, was formerly Vice President for MEMBERS Capital Advisors, Inc. from 2003 until joining Madison. Mr. Lefurgey became involved in the management of the Government, Core Bond and Institutional Bond Funds in 2006, and the Investment Grade Corporate Bond Fund at inception of that Fund in July 2007.

•
Chris Nisbet. Mr. Nisbet is a Vice President of Madison and has been a member of the team managing the Government and Core Bond Funds since 1996, and the Institutional Bond Fund since inception of that Fund in 2000. He has been a member of the firm’s fixed income team since 1992.

•
Allen Olson. Mr. Olson is a Vice President of Madison and has been a member of the team managing the Investment Grade Corporate Bond Fund since November 2010. He has been a member of the firm’s fixed income team since 2002.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Compensation

Investment Advisory Fee. Madison receives a fee for its services under an investment advisory agreement with the Funds. The annual fee is 0.40% of the average daily net assets of each Fund, except that for the Institutional Bond Fund, this fee is 0.30% of the average daily net assets of the Fund. This fee is deducted automatically from all accounts and is reflected in the daily share price of each Fund. A discussion regarding the basis for approval of the Funds’ investment advisory agreement with Madison is contained in the Funds’ most recent annual report to shareholders.

Madison Mosaic Income Trust  29

Other Expenses. Under a separate services agreement with the Funds, Madison provides or arranges for the Funds to have all other operational and support services needed by the Funds, for which Madison receives a service fee calculated as a percentage of the average daily net assets of each Fund, as follows:

Fund	Class Y	Class R6
Government	0.28%	N/A
Core Bond	0.30%	0.02%
Institutional Bond	0.19%	N/A
Investment Grade Corporate Bond	0.30%	N/A

Because of this services arrangement with Madison, Madison is responsible for paying all of the Funds’ fees and expenses, other than (i) investment advisory fees (discussed above), (ii) fees related to the Funds’ portfolio holdings (such as brokerage commissions, interest on loans, etc.), (iii) acquired fund fees (if any), and (iv) extraordinary or non-recurring fees (such as fees and costs relating to any temporary line of credit the Funds maintain for emergency or extraordinary purposes).

30  Prospectus • May 1, 2012

SHAREHOLDER INFORMATION

The following pages explain how you can invest in the Funds, as well as how you can invest in other Madison Mosaic Funds which are offered by other prospectuses. Note: most of the information will not be relevant to you if you invest in the Funds through a brokerage account or retirement plan recordkeeper. If you have such an account, simply contact your brokerage firm or plan sponsor and they will be able to assist you with all your transaction needs.

Availability of Share Classes

Each Fund offers Class Y shares through this prospectus, and the Core Bond Fund also offers Class R6 shares through this prospectus. For those Funds with multiple share classes, each share class represents an investment in the same portfolio of securities, but has its own expense structure.

Class Y shares are available to retail investors and to all other investors that are not eligible to invest in Class R6 shares.

Class R6 shares are generally available only to 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans offered through retirement plan intermediaries. Class R6 shares are also generally available only to retirement plans where plan level or omnibus accounts are held on the transfer agency books of the Fund. In addition, Class R6 shares are generally available to corporations and other institutions, such as trusts, endowments and foundations, with a minimum investment of $500,000. The Fund reserves the right to lower the minimum initial investment amount on a case-by-case basis if deemed to be in the interest of the Fund. Class R6 shares are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans.

The Funds may only be sold in states where they are noticed filed or registered. Some Funds and share classes appearing in this prospectus may not be available for purchase in all jurisdictions.

How to Contact Us

You can reach a Madison Mosaic Funds’ shareholder services representative by calling 888-670-3600 weekdays, 8:00 a.m. to 7:00 p.m. Central time. Mail all general inquiries, new account applications and transaction requests as follows:

Regular Mail:	Express, Certified or Registered Mail:
Madison Mosaic Funds	Madison Mosaic Funds
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

Madison Mosaic Income Trust  31

How to Open a New Account

1.	Read this prospectus.

2.	Determine how much money you want to invest.

3.	Carefully complete, sign and return the new accounting application. Please contact us at 888-670-3600 if you need additional assistance when completing your application.

Important Information about Procedures for Opening a New Account. When you open an account, the Funds are required by law to obtain certain personal information from you to verify your identify which includes your name, street address (P.O. Boxes will not be accepted), date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information. In compliance with the USA PATRIOT Act of 2001, the Funds’ transfer agent will verify certain information on your account application as part of the Funds’ anti-money laundering program. If we do not have sufficient information to verify your identity, your account will be rejected or you will not be allowed to perform a transaction in your account until such information is received. We also reserve the right to close your account within five business days if you do not provide us with required clarifying identity information and/or documentation.

Purchasing Shares in a New Account

The following explains how to purchase shares by check, wire or exchange. You may purchase shares at any time by complying with the minimum investment requirements as described in the "Fund Summaries—Purchase and Sale of Fund Shares," and following the procedures outlined below.

By Check. Make out a check for the investment payable to Madison Mosaic Funds. Mail your check and completed application to the Funds.

By Wire. We must have a completed account application before you wire funds. You can mail your account application or fax the account application by calling us at 888-670-3600 for a fax number. Upon receipt of your completed account application, we will establish an account for you. The account number assigned will be required as part of the instruction that you will give to your bank to send the wire. Your bank may charge you a fee for sending a wire to us, but we will not charge you a fee for this service.

Instruct your bank to wire the amount of your investment to:

U.S. Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA #: 075000022
Credit: U.S. Bancorp Fund Services Acct # 112-952-137
FFC: Madison Mosaic ______________ [insert fund name]
(Shareholder name, fund #, and account number)

Please call us before you wire money (no later than close of New York Stock Exchange; typically, 3:00 p.m., Central Time) to ensure proper and timely credit to your account. Your bank must include the name of the applicable Fund you are purchasing, your name and your account number so that monies can be correctly applied.

32  Prospectus • May 1, 2012

Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing. Neither the Funds nor U.S. Bank Milwaukee, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Exchange. You may open a new account by exchange from an existing account when your new account will have the same registration and tax identification number as the existing account. A new account application is required only when the account registration or tax identification number will be different from the application for the existing account.

How to Purchase Additional Shares

The following explains how to purchase additional shares by check, wire or exchange. You may purchase additional shares at any time by complying with the subsequent investment requirements as described in the "Fund Summaries—Purchase and Sale of Fund Shares," and following the procedures outlined below. Please note that subsequent investments may be made for $50 or more.

By Check. Make out a check for the investment payable to Madison Mosaic Funds and mail it, along with an investment slip, to the Funds. If you do not have an investment slip, please write your Fund and account number on your check.

By Wire. If you are making a subsequent purchase, your bank should wire funds as indicated below. To ensure proper and timely credit of a wire, you should notify us at 888-670-3600 before each wire is made. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to us, but we will not charge you a fee for this service. Instruct your bank to wire the money to:

U.S. Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA #: 075000022
Credit: U.S. Bancorp Fund Services Acct # 112-952-137
FFC: Madison Mosaic ______________ [insert fund name]
(Shareholder name, fund #, and account number)

Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing. Neither the Funds nor U.S. Bank Milwaukee, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Exchange. Upon request in writing or by telephone, you can exchange shares of one Fund for shares of the same class of another Madison Mosaic Fund within an account with the same registration and tax identification number, subject to the minimum investment requirements of the Fund being purchased.

By Automatic Investment Plan. You can elect to have a monthly (or less frequent) automatic investment plan added to your account. The Funds will automatically debit

Madison Mosaic Income Trust  33

your checking or savings account, on a predetermined basis, to purchase shares in your account. In order to participate in this plan, your financial institution must be a member of the Automated Clearing House (ACH) network. Any change or termination of the plan should be submitted to the Funds at least five days prior to the desired effective date. The minimum monthly investment for an automatic investment plan is $100.

By Phone. You may also make "instant" or "on-demand" purchases by electronic funds transfer through the ACH network by calling the Funds to place your order. Orders must be in the amount of $100 or more. Like the automatic investment plan described above, banking information must be established on your account prior to making a purchase. If your purchase order is placed prior to 3:00 p.m. Central Time, your shares will be purchased at the net asset value calculated on the day of your purchase order. The Funds do not charge for this service. However, if your order is rejected by your financial institution, a $25 fee will be charged to your account.

How to Redeem Shares

The following explains how to sell your shares by letter, phone, wire or exchange. You may sell shares at any time by following the procedures outlined below.

By Mail or Telephone. Upon request in writing or by telephone, the Funds will send a redemption check of up to $50,000 to you, the shareholder, at your address of record only. A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder at the address of record must be made in writing, signed by all shareholders with their signatures guaranteed. See "Signature Guarantees" below. Redemption requests in good order received by mail and telephone are normally processed within one business day.

By Wire. With one business day’s notice, the Funds can send funds by wire transfer to the bank and account designated on the account application or by subsequent written authorization. If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee, or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source, may be required to add or change bank wire instruction on an account. See "Signature Guarantees" below for more information.

Redemptions by wire can be arranged by calling shareholder services at 888-670-3600. Requests for wire transfer must be made by 3:00 p.m. Central Time the day before the wire will be sent.

There will be a $15 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire, if greater.

By Exchange. You can redeem shares from one Madison Mosaic Fund account and concurrently invest the proceeds in another Madison Mosaic Fund account by telephone

34  Prospectus • May 1, 2012

when your account registration and tax identification number are the same. There is no charge for this service.

By Systematic Withdrawal Plan. You can elect to have a systematic withdrawal plan established on your account. The Funds will automatically redeem shares in your Fund account, on a predetermined basis, and send the proceeds to a designated recipient. To establish a systematic withdrawal plan, complete the appropriate section of the application or call us for information. The minimum amount for a systematic withdrawal plan is $100. Shareholders may change the amount or discontinue the systematic withdrawal plan anytime, but should allow five days to process the change. A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution. A systematic withdrawal can also be processed as a check that is mailed to anyone you designate.

Signature Guarantees. To protect your investments, the Funds require signature guarantees for certain redemptions. A signature guarantee is a certification by a financial institution that knows you and recognizes that your signature on a document is genuine. A signature guarantee helps the Funds ensure the identity of the authorized shareholder(s).

A signature guarantee, or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source, is required for any redemption when:

•	the proceeds are to be greater than $50,000;

•	the proceeds are to be delivered to someone other than you, as shareholder of record;

•	the proceeds are to be paid or delivered to any person, address or bank account not previously designated on your account;

•	you changed your account address within the 15 days prior to your redemption request; or

•	you are requesting a change to your account registration.

The Funds accept signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

How to Close an Account

To close an account, you should call us for instructions. You cannot close your account by writing a check. When you close your account, shares will be redeemed at the next determined NAV. You can close your account by mail, telephone or wire transfer, as explained above in the section "How to Redeem Shares."

General Policies

Limitations on Purchases. All purchases of Fund shares by check must be made in U.S. dollars and drawn on U.S. banks. We do not accept payment in cash; cashier’s checks in amounts of less than $10,000; third party checks, Treasury checks, credit card

Madison Mosaic Income Trust  35

 "convenience" checks, traveler’s checks, money orders or starter checks; or post-dated checks, post-dated online bill pay checks or any conditional order or payment. If you purchase by check and your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred by the Funds. A charge of $25 fee will be assessed against your account for each returned check occurrence. The Funds reserve the right to reject any purchase in whole or in part.

Pricing of Fund Shares. The price of each Fund’s shares is based on the net asset value, or "NAV," per share. NAV per share equals the total daily value of a Fund’s assets, minus its liabilities, divided by the total number of shares. NAV is calculated at the close of the New York Stock Exchange (typically 3:00 p.m., Central Time) each day it is open for trading. The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Madison uses the market value of the securities in each Fund to calculate NAV. Madison obtains the market value from one or more established pricing services. The Funds maintain a pricing committee to review market value of portfolio securities to determine whether or not prices obtained from the pricing services are fair. In accordance with policies approved by the Board of Trustees of the Funds, the pricing committee may determine that the "fair value" of a particular security is different than the market value provided by the pricing service. This may occur, for example, due to events or information not known to the pricing service or due to events occurring in other parts of the world. In using fair value pricing, the Funds’ goal is to prevent share transactions from occurring at a price that is unrealistically high or low based on information known but not reflected in the "market" price of portfolio securities calculated at the close of the New York Stock Exchange.

Purchase and Redemption Price. Share prices (net asset values or "NAVs") are determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Transaction requests received after the close of regular trading will be processed using the next day’s NAV. The NAV per share is not determined on days the New York Stock Exchange is closed for trading. Purchases orders, redemptions and exchange requests are priced at the next share price determined after the request is received in good order by the Funds. "Good order" means that the request includes the Fund and account number, amount of transaction, signatures of the owners, and signature guarantee (for redemption requests) if required. Please note that the Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase or redemption orders does not constitute receipt by the transfer agent of the Funds.

Purchases and Uncollected Funds. Sometimes a shareholder investment check or electronic transfer is returned to the Funds unpaid. In other words, from time to time we receive checks that bounce. The Funds have a procedure to protect you and other shareholders from loss resulting from such occurrences. We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check

36  Prospectus • May 1, 2012

or other deposit item (including purchases by Electronic Funds Transfer or EFT) used for purchase of the shares has cleared. Such deposit items are considered "uncollected" until we determine that they have actually been paid by the bank on which they were drawn. Purchases made by federal funds wire are considered collected when received and not subject to the 12 day hold. All purchases earn dividends from the day after the day of credit to a shareholder’s account, even while not collected.

Redemptions in Kind. If, in the opinion of the Board of Trustees of the Funds, extraordinary conditions exist which make cash payment for redemption requests undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of any Fund. However, each Fund has elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder’s redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Fund or $250,000.

Any property of any Fund distributed to shareholders will be valued at fair value. In disposing of any such property received from a Fund, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

Frequent Purchases and Redemptions of Fund Shares. The Madison Mosaic Funds discourage investors from using the Funds to frequently trade or otherwise attempt to "time" the market. As a result, the Funds reserve the right to reject a purchase or exchange request for any reason.

•
Market Timing. It is the policy of the Madison Mosaic Funds to block shareholders or potential shareholders from engaging in harmful trading behavior, as described below, in any Madison Mosaic Fund (including the Funds). To accomplish this, the Funds reserve the right to reject a purchase or exchange request for any reason, without notice. This policy does not affect a shareholder’s right to redeem an account. In addition, the Funds have written agreements in place with intermediaries who hold Fund shares on behalf of others (e.g., brokers, banks and plan administrators) which give the Funds the authority to identify third parties who invest in the Funds through such intermediaries so that the Funds can prevent them from engaging in harmful frequent trading and market-timing activity as described below.

•
Identifiable Harmful Frequent Trading and Market-Timing Activity. Madison Mosaic Funds defines harmful trading activity as that activity having a negative effect on portfolio management or Fund expenses. For example, a Fund subject to frequent trading or "market-timing" must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market-timing activity. Cash balances must be over and above the "normal" cash requirements the Fund keeps to handle redemption requests from long-term shareholders, to buy and sell portfolio securities, etc. By forcing a Fund’s portfolio manager to keep greater cash balances to accommodate market

Madison Mosaic Income Trust  37

timing, the Fund may be unable to invest its assets in accordance with the Fund’s investment objectives. Alternatively, harmful trading activity may require frequent purchase and sale of portfolio securities to satisfy cash requirements. To the extent market-timing activity of this sort requires the affected Fund to continually purchase and sell securities, the Fund’s transaction costs will increase in the form of brokerage commissions and custody fees. Finally, frequent trading activity results in a greater burden on the affected Fund’s transfer agent, increasing transfer agent expenses and, if not actually raising Fund expenses, at least preventing them from being lowered.

For all of the above reasons, the Funds monitor cash flows and transfer agent activity in order to identify harmful activity. Furthermore, when approached by firms or individuals who request access for market timing activities, the Funds decline such requests; when trades are attempted without such courtesy, the Funds make every effort to block them and prohibit any future investments from the source of such trades. The Funds do not define market-timing by the frequency or amount of trades during any particular time period. Rather, the Funds seek to prevent market-timing of any type that harms the Funds in the manner described above.

The Funds do not currently impose additional fees on market timing activity, nor do they restrict the number of exchanges shareholders can make, although the right to do so is reserved upon notice in the future. The Funds do not specifically define the frequency of trading that will be considered "market timing" because the goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity. As a result, when the Funds identify any shareholder activity that causes or is expected to cause the negative results described above, the Funds will block the shareholder from making future investments.

The Funds use their discretion to determine whether transaction activity is harmful based on the criteria described above. Except as described below, the Funds do not distinguish between shareholders that invest directly with a Fund or shareholders that invest with Madison Mosaic Funds through a broker (either directly or through an intermediary account), an investment adviser or other third party as long as the account is engaging in harmful activity as described above.

•
Other Risks Associated with Market Timing. Moving money in and out of Funds on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation. This is not illegal, but is discouraged by many funds since it can complicate fund management and, if successfully employed, have a negative impact on performance. In particular, a successful "market-timer" could, over time, dilute the value of fund shares held by long-term investors by essentially "siphoning off" cash by frequently buying fund shares at an NAV lower than the NAV at which the same shares are redeemed. The Funds will block ALL identifiable harmful frequent trading and market-timing activity described above regardless of whether the market-timer is successful or unsuccessful. In any event, investors in any of the Madison Mosaic Funds should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.

38  Prospectus • May 1, 2012

•
Exceptions or Other Arrangements. It is possible that a Fund will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of the Fund (see the section above entitled "Other Risks Associated with Market Timing"). However, the Funds believe their procedures are adequate to identify any market timing activity having the harmful effects identified in the section entitled "Identifiable Harmful Frequent Trading and Market-Timing Activity" regardless of the nature of the shareholder or method of investment in Madison Mosaic Funds.

•
Delegation to Certain Intermediaries. Madison Mosaic Funds may rely on the short-term trading policies enforced by financial intermediaries if, in the discretion of the Madison Mosaic Funds Chief Compliance Officer, such policies are designed to prevent the harm that these policies are designed to address. Intermediary policies relied upon in this manner must be adequately identified in written agreements enforceable by Madison Mosaic Funds or its distributor on behalf of the funds.

Because the Funds discourage market timing in general, Madison Mosaic Funds does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.

Although the Funds believe reasonable efforts are made to block shareholders that engage in or attempt to engage in harmful trading activities, the Funds cannot guarantee that such efforts will successfully identify and block every shareholder that does or attempts to do this.

Telephone Transactions. The Funds have a number of telephone transaction options. You can exchange your investment among the Funds in the family, request a redemption and obtain account balance information by telephone. The Funds’ transfer agent will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon your telephone instructions, providing written confirmations of your transaction and recording all telephone conversations with shareholders. Certain transactions, including some account registration changes, must be authorized in writing.

Changes to an Account. To make any changes to an account, we recommend that you call us to discuss the changes to be made and ask about any documentation that you may need to provide. Though some changes may be made by telephone, generally, in order to make any changes to an account, the Funds will require a written request signed by all of the shareholders and may also require their signatures to be guaranteed.

Daily Transaction Confirmation. All purchases and redemptions (unless systematic) are confirmed in writing with a transaction confirmation. Transaction confirmations are mailed promptly after the transaction is posted to your account. Therefore, you should receive the confirmation in the mail within a few days of your transaction.

Madison Mosaic Income Trust  39

Quarterly Statements. Quarterly statements are mailed at the end of each calendar quarter. The statements reflect account activity through the most recent quarter. At the end of the calendar year, the statement will reflect account activity for the entire year. We strongly recommend that you retain all daily transaction confirmations until you receive your quarterly statements. Likewise, you should keep all of your quarterly statements until you receive your year-end statement showing the activity for the entire year.

Householding Delivery of Shareholder Documents. In addition to your transaction confirmations and quarterly statements, you will also receive an annual update of the prospectus for your Fund and periodic financial statements. Only one prospectus and one annual and semi-annual report (or similar report or disclosure document) will be sent to family members sharing the same address unless a request is made for multiple mailings. Sending only one copy of these documents is efficient, saves paper products and reduces the volume of your mail. To receive multiple copies, call us at 888-670-3600 and we will begin sending you additional copies free of charge within 30 days.

Minimum Balance. The Funds reserve the right to involuntarily redeem accounts with balances of less than $700. Prior to closing any such account, the Funds will give you 30 days written notice, during which time you may increase the balance in your account to avoid having the account closed.  This does not apply to IRA or Education Savings Accounts.

Stop Payment Fee. To stop payment on a check issued by the Funds, call us at 888-670-3600 immediately. Normally, the Funds charge a fee of $25, or the cost of stop payment, if greater, for stop payment requests on a check issued by the Funds on behalf of a shareholder. Certain documents may be required before such a request can be processed.

Research and Other Fees. Shareholders who need investment records for years prior to the past calendar year may be charged a research fee of $5 per request (with a maximum fee of $25 per request). The Funds reserve the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

Broker Fees. If you purchase or redeem shares through a securities broker, your broker may charge you a transaction fee. This charge is kept by the broker and not transmitted to the Funds. However, you can engage in any transaction directly with the Funds to avoid such charges.

Certificates. Certificates will not be issued to represent shares in any Fund.

Check Writing Privileges. If you requested check writing privileges and submitted a signature card, you can write checks in any amount payable to anyone. A confirmation statement showing the amount and number of each check you write will be sent to you. The Funds do not return canceled checks, but will provide copies of specifically requested checks. To stop payment on a customer check that you wrote, call us at

40  Prospectus • May 1, 2012

888-670-3600 immediately. The Funds will honor stop payment requests on unpaid checks that you wrote for a fee of $25.00. When you complete a signature card for check writing privileges, an initial supply of preprinted checks will be sent free of charge. The cost of check reorders is $3.00 and will be charged to your account.

Additional Shareholder Services

Retirement and Education Savings Accounts. All of the Funds can be used for individual retirement plan investments, including traditional and Roth IRAs and for Education Savings Accounts.

•
Traditional IRAs. Even though they may be nondeductible or partially deductible, traditional IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. Traditional IRA contributions that you deducted from your income taxes and the earnings on such contributions will be taxable when distributed. The Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to traditional IRAs. A separate application is required for IRA accounts.

•
Roth IRAs. Roth IRAs are nondeductible; however, the earnings on such contributions will accumulate and are distributed tax-free as long as you meet the Roth IRA requirements. The Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to Roth IRAs. A separate application is required for Roth IRA accounts.

•
Conversion Roth IRAs. You may convert all or part of your Traditional IRA into a Roth IRA at the Funds. You will be required to pay taxes on some or all of the amounts converted from a traditional IRA to a Conversion Roth IRA. You should consult your tax advisor and your IRA disclosure statement before you make this change. Please call us for a Conversion Roth IRA form if you want to accomplish this conversion.

•
Coverdell Education Savings Accounts. You may establish a Coverdell Education Savings Account with an initial investment of $100 as long as you establish an automatic investment plan of at least $100 per month on the account. The Funds will provide you with an Education Savings Account disclosure document with an Education Savings Account application. The disclosure document explains various tax rules that apply to Education Savings Accounts. A separate application is required for Education Savings Accounts.

Annual IRA Fee and Fee Waiver. There is a $15 fee per IRA account, with a $30 maximum per year. You can prepay this fee. The Funds will waive the annual IRA fee if the value of all your Fund IRA accounts is at least $30,000 or if the value of all your Madison Mosaic Fund accounts (both IRA and non-IRA) is at least $100,000. The waiver is based on accounts with the same social security number, valued at the time the IRA fee is charged.

Madison Mosaic Income Trust  41

Education Savings Account Fee and Fee Waiver. There is a $15 fee per Education Savings Account, with a $30 maximum per year. You can prepay this fee. The Funds will waive the annual fee if you have an active automatic investment plan of at least $100 monthly on the account or if the value of your Education Savings Accounts is at least $5,000.

Employer Plans. Shares of the Funds may be used to fund a variety of retirement plans and other pension and profit sharing plans. Further information on the retirement plans available through the Funds, including minimum investments, may be obtained by calling us at 888-670-3600.

DISTRIBUTIONS AND TAXES

Distributions. Each Fund’s net income, if any, is declared as dividends and distributed to shareholders monthly, except that for the Institutional Bond Fund, such distributions will be made quarterly. Any net realized capital gains will also be paid to shareholders at least annually as capital gains distributions. Fund distributions are expected to be primarily distributions of net income.

Distribution Reinvestments. Your account application allows you to select the distribution option you would like for each type of distribution. If you do not make a selection on your application, all of your distributions will be automatically reinvested in your Fund account. If you do not want your distributions automatically reinvested, you can have your distributions (1) automatically invested in another Madison Mosaic account, (2) paid to you by check, or (3) deposited directly to your bank account. However, for your protection, if you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, we reserve the right to reinvest your distribution check in your account at your Fund’s then current NAV and to reinvest all subsequent distributions.

Federal Taxes. Each Fund will distribute to shareholders 100% of its net income and net capital gains, if any. The capital gains distribution is determined as of October 31st each year and distributed annually.

Taxability of Distributions. All dividend and capital gain distributions, if any, will be taxable to you. A portion of the dividends paid from the income of any Fund may be taxed at the long-term capital gains rate (currently, the maximum rate is 15%). Dividends that constitute "qualified dividends" are also taxed at this rate. The Trust will inform shareholders of the nature of each Fund’s dividends (e.g., ordinary income, short-term capital gains, "qualified dividends" or long-term capital gains) in January each year when the Trust sends you your annual notice of dividends and other distributions paid during the prior year.

Capital gains distributions can be taxed at different rates depending on the length of time the securities were held. Income designated as short-term capital gains are taxed at ordinary income rates, rather than the 15% "qualified dividend" rate. Distributions paid from any Fund’s long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares.

42  Prospectus • May 1, 2012

State and Local Taxes. Similar to the treatment of Fund distributions at the federal level, dividend income and capital gains distributions are generally considered taxable income at the state and local levels.

Taxability of Transactions. Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of Fund shares for shares in any other Madison Mosaic Fund will have similar tax consequences. It is your responsibility to calculate the cost basis of shares purchased. You must retain all statements received by the Funds to maintain accurate records of your investments.

Withholding. Account applications without a social security number will not be accepted. If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 28% of your Fund distributions (including redemption proceeds). Any fine assessed against the Funds that results from your failure to provide a valid social security or tax identification number will be charged to your account.

This section is not intended to be a full discussion of federal, state or local income tax laws and the effect of such laws on you. There may be other tax considerations applicable to a particular investor. You are urged to consult with your own tax advisor. In addition, please see the SAI for more information about taxes.

Madison Mosaic Income Trust  43

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been derived from financial statements audited by Grant Thornton LLP, whose report dated February 22, 2012, along with the Funds’ financial statements, is included in the annual report which is available upon request.

All data below is for the Class Y shares of the relevant Fund. Financial highlights for the Class R6 shares is not available since this share class is new.

GOVERNMENT FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.72	$10.63	$10.81	$10.30	$9.94
Investment operations:
Net investment income	0.20	0.26	0.27	0.32	0.33
Net realized and unrealized gain (loss) on investments	0.19	0.10	(0.15)	0.51	0.36
Total from investment operations	0.39	0.36	0.12	0.83	0.69
Less distributions:
From net investment income	(0.20)	(0.26)	(0.27)	(0.32)	(0.33)
From net capital gains	(0.09)	(0.01)	(0.03)	–	–
Total distribution	(0.29)	(0.27)	(0.30)	(0.32)	(0.33)
Net asset value, end of period	$10.82	$10.72	$10.63	$10.81	$10.30
Total return (%)	3.65	3.40	1.19	8.17	7.10
Ratios and supplemental data
Net assets, end of period (in thousands)	$5,328	$5,048	$4,300	$5,071	$2,986
Ratio of expenses to average net assets (%)	0.69	0.68	0.69	0.78	1.15
Ratio of net investment income to average net assets (%)	1.81	2.39	2.55	3.00	3.30
Portfolio turnover (%)	45	20	38	67	18

CORE BOND FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$6.89	$6.76	$6.74	$6.58	$6.44
Investment operations:
Net investment income	0.21	0.21	0.21	0.27	0.26
Net realized and unrealized gain (loss) on investments	0.24	0.13	0.02	0.16	0.14
Total from investment operations	0.45	0.34	0.23	0.43	0.40
Less distributions from net investment income	(0.21)	(0.21)	(0.21)	(0.27)	(0.26)
Net asset value, end of period	$7.13	$6.89	$6.76	$6.74	$6.58
Total return (%)	6.60	5.11	3.43	6.80	6.41
Ratios and supplemental data
Net assets, end of period (in thousands)	$8,846	$9,096	$12,501	$5,188	$4,523
Ratio of expenses to average net assets (%)	0.70	0.70	0.70	0.80	1.12
Ratio of net investment income to average net assets (%)	2.94	3.04	3.13	4.18	4.05
Portfolio turnover (%)	21	32	16	36	41

Net asset value figures are based on average daily shares outstanding during the year.

44  Prospectus • May 1, 2012

INSTITUTIONAL BOND FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.94	$10.68	$10.47	$10.41	$10.08
Investment operations:
Net investment income	0.16	0.19	0.20	0.48	0.44
Net realized and unrealized gain (loss) on investments	0.22	0.27	0.21	0.16	0.33
Total from investment operations	0.38	0.46	0.41	0.64	0.77
Less distributions:
From net investment income	(0.16)	(0.19)	(0.20)	(0.48)	(0.44)
From net capital gains	(0.01)	(0.01)	–	(0.10)	–
Total distributions	(0.17)	(0.20)	(0.20)	(0.58)	(0.44)
Net asset value, end of period	$11.15	$10.94	$10.68	$10.47	$10.41
Total return (%)	3.53	4.35	3.99	6.30	7.77
Ratios and supplemental data
Net assets, end of period (in thousands)	$104,849	$52,388	$26,382	$2,155	$6,413
Ratio of expenses to average net assets (%)	0.49	0.49	0.49	0.56	0.47
Ratio of net investment income to average net assets (%)	1.48	1.76	2.21	3.70	4.21
Portfolio turnover (%)	9	21	11	73	42

INVESTMENT GRADE CORPORATE BOND FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007*
Net asset value, beginning of period	$10.81	$10.68	$10.16	$10.26	$10.00
Investment operations:
Net investment income	0.22	0.48	0.53	0.52	0.27
Net realized and unrealized gain (loss) on investments	0.61	0.13	0.52	(0.09)	0.26
Total from investment operations	0.83	0.61	1.05	0.43	0.53
Less distributions:
From net investment income	(0.36)	(0.48)	(0.53)	(0.52)	(0.27)
From net capital gains	(0.01)	–	–	(0.01)	–
Total distributions	(0.37)	(0.48)	(0.53)	(0.53)	(0.27)
Net asset value, end of period	$11.27	$10.81	$10.68	$10.16	$10.26
Total return (%)	7.83	5.81	10.58	4.29	5.37
Ratios and supplemental data
Net assets, end of period (in thousands)	$17,550	$1,069	$987	$948	$637
Ratio of expenses to average net assets (%)	0.69	0.06	–	–	–
Ratio of net investment income to average net assets (%)	1.98	4.44	5.05	5.21	5.29
Portfolio turnover (%)	10	14	18	5	3

* For the period July 1, 2007 (commencement of operations) through December 31, 2007
Net asset value figures are based on average daily shares outstanding during the year.

Madison Mosaic Income Trust  45

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46  Prospectus • May 1, 2012

 (This privacy notice is not part of the prospectus.)

PRIVACY NOTICE

FACTS	WHAT DOES MADISON MOSAIC FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
Social Security number and transaction history
Account balances and checking account information
Purchase history and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share investors’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their investors’ personal information; the reasons Madison Mosaic Funds chooses to share; and whether you can limit this sharing.

Reason we can share your personal information	Does Madison Mosaic Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-670-3600 or go to www.mosaicfunds.com.

Madison Mosaic Income Trust  47

Who we are

Who is providing this notice?	Madison Mosaic Funds, P O Box 701, Milwaukee, WI 53201

What we do
How does Madison Mosaic Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Madison Mosaic Funds collect my personal information?
We collect your personal information, for example, when you
Open an account or provide account information
Pay your bills or make deposits or withdrawals from your account
Give us your contact information
We also collect your personal information from other
companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
sharing for affiliates’ everyday business purposes — information about your creditworthiness affiliates from using your information to market to you
sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates include companies with a common “Madison/Mosaic” name; financial companies such as Madison Asset Management and Mosaic Funds Distributor.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Madison Mosaic Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Madison Mosaic Funds does not jointly market.

Other important information

48  Prospectus • May 1, 2012

Madison Mosaic Income Trust has a statement of additional information ("SAI"), which is incorporated by reference into this prospectus, that includes additional information about each Fund. Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year. The SAI, the Funds’ annual and semi-annual reports and other information about the Funds are available without charge by calling 1-800-368-3195, or by visiting the Funds’ Internet site at www.mosaicfunds.com. Use the shareholder service number below to make shareholder inquiries.

You may also review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

TRANSFER AGENT
Madison Mosaic(R) Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3063

550 Science Drive
Madison, Wisconsin 53711

SEC File Number 811-03616

Madison Mosaic(R) Funds
www.mosaicfunds.com

Statement of Additional Information
Dated May 1, 2012

For use with the Prospectus of the Government, Core Bond,
Institutional Bond and Investment Grade Corporate Bond Funds
 dated May 1, 2012

Madison Mosaic Income Trust
550 Science Drive
Madison, Wisconsin 53711800-368-3195

Ticker Symbol
Fund	Class Y	Class R6
Government Fund	MADTX	N/A
Core Bond Fund	MADBX	MCBRX
Institutional Bond Fund	MIIBX	N/A
Investment Grade Corporate Bond Fund	COINX	N/A
______________________________________________

N/A                 Fund does not offer this share class.

This Statement of Additional Information (“SAI”) is not a prospectus. You should read this SAI with the prospectus of Madison Mosaic Income Trust (the “Trust”) bearing the date indicated above (“Prospectus”).  You can obtain copies of the Prospectus from Madison Mosaic Funds® at the address and telephone number shown above.

Audited financial statements for the Trust for the fiscal year ended December 31, 2011 appear in the Trust’s Annual Report to Shareholders for that period, which is incorporated herein by reference.  You can obtain copies of the Annual and Semi-Annual Reports at no charge by writing or calling Madison Mosaic Funds® at the address and telephone numbers shown above.

TABLE OF CONTENTS

FUND HISTORY	1
DESCRIPTION OF THE FUNDS	1
Classification	1
Investment Strategies and Risks	1
Non-Fundamental Fund Policies	4
Fundamental Policies	6
Investment Percentage Limitations	8
Short-Term Investments	8
Portfolio Turnover	8
Disclosure of Portfolio Holdings	9
MANAGEMENT OF THE FUNDS	10
Trustees and Officers	10
Board Qualifications	14
Board Committees	15
Leadership Structure of the Board	15
Trustees’ Holdings	16
Independent Trustee Compensation	16
CODE OF ETHICS	16
PROXY VOTING POLICIES, PROCEDURES AND RECORDS	17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	17
INVESTMENT ADVISORY AND OTHER SERVICES	18
Investment Adviser	18
Principal Distributor	18
Services Provided by Madison and Fund Expenses Paid by Third Parties	19
Services Agreement	19
Other Service Providers	20
PORTFOLIO MANAGERS	20
Other Accounts Managed	20
Compensation	21
Material Conflicts of Interest	21
Ownership of Securities	21
BROKERAGE ALLOCATION AND OTHER PRACTICES	21
CAPITAL STOCK AND OTHER SECURITIES	23
Summary	23
Shares and Classes of Shares	23
Share Splits and Liquidation Rights	23
Shareholder Meetings	24
Voting Rights	24
Shareholder Liability	24
Liability of Trustees and Others	24
PURCHASE, REDEMPTION AND PRICING OF SHARES	25
Offering Price	25
Shareholder Service Policies	25
Minimum Initial Investment and Minimum Balance	25
Special Service Charges	26
Share Certificates	26
Crediting of Investments	26
Purchase Orders from Brokers	26
Redemptions	26

Unusual Circumstances Resulting in Suspension of Payments	27
Final Payments on Closed Accounts	27
Inter-Fund Exchange	27
Payments in Kind	27
Address Changes and Lost Shareholder Accounts	27
Dividend Payments	28
TAXATION OF THE TRUST	28
Federal Income Tax Requirements	28
Tax Consequences to Shareholders	29
Wash Sales	29
Dividends Received Deduction	29
28% Withholding	29
Personal Holding Company	29
FINANCIAL STATEMENTS	29
APPENDIX A	30
APPENDIX B	35

FUND HISTORY

Madison Mosaic Income Trust (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Trust has four separate portfolios or funds (each, a “Fund” and collectively, the “Funds”), as follows:

(1)	Government Fund—previously known as the A-Rated Fund;
(2)	Core Bond Fund—previously known as the Intermediate Income Fund (before May 1, 2008) and the High Yield Fund and the Maximum Income Portfolio (before May 12, 1997);
(3)	Institutional Bond Fund—with an inception date of May 1, 2000; and
(4)	Investment Grade Corporate Bond Fund—with an inception date of July 1, 2007, and previously known as Madison Corporate Income Shares.

The Trust was originally known as GIT Income Trust. The Trust changed its name in 1997 to Mosaic Income Trust.  Since 2006, the Trust has been known as Madison Mosaic Income Trust.

Currently, Madison Investment Advisors, LLC (“Madison”) serves as the investment adviser to each of the Funds.  Madison is a indirect subsidiary of Madison Investment Holdings, Inc.

DESCRIPTION OF THE FUNDS

Classification

The Trust is a diversified open-end management investment company, commonly known as a mutual fund.  The Trust currently offers four series of shares for sale:  (1) Government Fund shares, (2) Core Bond Fund shares, (3) Institutional Bond Fund shares, and (4) Investment Grade Corporate Bond Fund shares, each managed as a diversified fund.

Investment Strategies and Risks

The Government Fund shares represent interests in a portfolio of investment grade, U.S. Government securities. The Core Bond Fund shares represent a diversified portfolio of investment grade securities, with no more than 35% of the Fund’s net assets in non-investment grade securities.  The Institutional Bond Fund shares represent a diversified portfolio of investment grade securities.  Finally, shares of Investment Grade Corporate Bond Fund represent a portfolio of investment grade corporate bonds, with no more than 10% of the Fund’s net assets in non-investment grade securities.

The investment objectives of the Funds are described in the Prospectus. You should also read the Prospectus for information about each Funds’ principal investment strategies and risks.

If Madison ever decides to make a change to an investment policy reflected in the name of a Fund, you will receive a separate written explanation of the change at least 60 days in advance. This notice will contain a statement in bold-face type alerting you that the notice is an “Important Notice Regarding Change in Investment Policy.”

In addition to the principal investment strategies of the Funds described in the Prospectus, the following describes additional investment strategies. Also discussed are the risks associated with such strategies that you should understand.

When-Issued Securities. Madison may purchase and sell securities for any Fund on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions happen when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a date later than normal settlement. For example, Madison may purchase newly issued bonds on a when-issued basis, with payment and delivery to take place 15 to 45 days after Madison commits to the purchase.  Fluctuations in the value of securities Madison agrees to buy or sell on a when-issued basis may increase changes in a Fund’s value. This is because the fluctuations in value must be added to changes in the values of securities actually held in the Fund during the same period.

When engaging in when-issued or delayed delivery transactions, Madison must rely on the seller or buyer to complete the transaction at the scheduled time. If the other party fails to do so, Madison might lose an opportunity for a more advantageous purchase or sale. If the transaction is completed, intervening changes in market conditions or the issuer’s financial condition could make it less advantageous than investment alternatives available at the time of settlement.  While Madison will only commit to security purchases it intends to complete on behalf of a Fund, Madison may sell any securities purchase contracts before settlement of the transaction. If this occurs, the Fund could realize a gain or loss despite the fact that the original transaction was never completed.

When Madison purchases when-issued securities, it will take certain actions to protect the Trust. Namely, Madison will maintain in a segregated account a combination of designated liquid investments and cash sufficient in value to provide adequate funds to complete the scheduled purchase.

Securities with Variable Interest Rates.  Some of the securities Madison purchases for the Funds  may carry variable interest rates.  Securities with variable interest rates normally are adjusted periodically to pay an interest rate that is a fixed percentage of some base rate, such as the “prime” interest rate of a specified bank. The rate adjustments may be specified either to occur on fixed dates, such as the beginning of each calendar month, or to occur whenever the base rate changes.  Certain of these variable rate securities may be payable by the issuer upon demand of the holder, generally within seven days of the date of demand.  Others may have a fixed stated maturity with no demand feature.  Variable rate securities may offer higher yields than are available from shorter-term securities.  When interest rates generally are falling, the yields of variable rate securities will tend to fall.  Likewise, when rates are generally rising, variable rate yields will tend to rise.

Variable rate securities may not always be rated and may not have a readily available secondary market.  Madison’s ability to obtain payment after the exercise of demand rights could be adversely affected by subsequent events prior to repayment of the investment at par.  Madison will monitor on an ongoing basis the revenues and liquidity of issuers of variable rate securities and the ability of such issuers to pay principal and interest pursuant to any demand feature.

Repurchase Agreement Transactions.  A repurchase agreement involves acquiring securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price. Repurchase agreements are a highly flexible medium of investment. This is because they may be made for very short periods, including maturities of only one day. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered loans and the securities involved may be viewed as collateral.  If Madison invests in repurchase agreements, the Funds could be subject to the risk that the other party may not complete the scheduled repurchase. In that case, the Funds would be left holding securities. If those securities decline in price to a value of less than the amount due at the scheduled time of repurchase, then the Funds could suffer a loss of principal or interest.  In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Funds could encounter restrictions on the exercise of their rights under the repurchase agreement.

Reverse Repurchase Agreements. If any Fund requires cash to meet redemption requests and Madison determines that it would not be advantageous to sell portfolio securities to meet those requests, then Madison may sell the Fund’s securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a “reverse repurchase agreement.” It has the practical effect of constituting a loan to the Fund, the proceeds would be used to meet cash requirements for redemption requests.  During the period of any reverse repurchase agreement, the affected Fund would recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the Fund outright. If Madison engages in reverse repurchase agreement transactions for any Fund, Madison will take steps to protect the Fund.  Madison will maintain in a segregated account a combination of designated liquid securities and cash that is sufficient in aggregate value to provide adequate funds to complete the repurchase.

Loans of Fund Securities.  In certain circumstances, Madison may be able to earn additional income for the Funds by loaning portfolio securities to a broker-dealer or financial institution. Madison may make such loans only if cash or U.S. Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Funds by the borrower and maintained in a segregated account at full market value each business day.  During the term of any securities loan, the borrower must pay the applicable Fund all dividend and interest income earned on the loaned securities. At the same time, the Fund will also be able to invest any cash portion of the collateral or otherwise charge a fee for making the loan, thereby increasing the Fund’s overall potential return.  If Madison makes a loan of securities, the affected Fund would be exposed to the possibility that the borrower of the securities might be unable to return them when required. This would leave the Fund with the collateral maintained against the loan. If the collateral were of insufficient value, the Fund could suffer a loss.

Any loans by the Funds of portfolio securities will be made in accordance with applicable guidelines established by the Securities and Exchange Commission (the “SEC”) and under procedures adopted by the Board of Trustees of the Trust. In determining whether to lend securities to a particular broker, dealer or other financial institution, Madison will consider the creditworthiness of the borrowing institution. Madison will not enter into any securities lending agreement having a duration of greater than one year.

Financial Futures Contracts.  Madison may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities for the Funds. A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing a futures contract, Madison obligates the affected Fund to make delivery of the security against payment of the agreed price.

Madison will use financial futures contracts only when it intends to take or make the required delivery of securities. However, if it is economically more advantageous to do so, Madison may acquire or sell the same securities in the open market instead and concurrently liquidate the corresponding futures position by entering into another futures transaction that precisely offsets the original futures position.  A financial futures contract for a purchase of securities is called a “long” position, while a financial futures contract for a sale of securities is called a “short” position. A short futures contract acts as a hedge against a decline in the value of an investment. This is because it locks in a future sale price for the securities specified for delivery against the contract. A long futures contract acts to protect against a possible decline in interest rates. Hedges may be implemented by futures transactions for either the securities held or for comparable securities that are expected to parallel the price movements of the securities being hedged.  Customarily, most futures contracts are liquidated prior to the required settlement date by disposing of the contract. This transaction may result in either a gain or loss. When part of a hedging transaction, this gain or loss is expected to offset corresponding losses or gains on the hedged securities.

If Madison uses financial futures contracts for the Funds, it would do so as a defense, or hedge, against anticipated interest rate changes and not for speculation. A futures contract sale is intended to protect against an expected increase in interest rates and a futures contract purchase is intended to offset the impact of an interest rate decline. By means of futures transactions, Madison may arrange a future purchase or sale of securities under terms fixed at the time the futures contract is made.

The Funds will incur brokerage fees in connection with any futures transactions. Also, the Funds will be required to deposit and maintain cash or Government securities with brokers as margin to guarantee performance of its futures obligations. When purchasing securities by means of futures contracts, Madison takes steps to protect the Funds. Madison will maintain in a segregated account (including brokerage accounts used to maintain the margin required by the contracts) a combination of liquid, high grade investments and cash that is sufficient in aggregate value to provide adequate funds to complete the purchase.

While Madison may use futures to reduce the risks of interest rate fluctuations, futures trading itself entails certain other risks. Thus, while the Funds may benefit from using financial futures contracts, unanticipated changes in interest rates may result in a poorer overall performance than if the Funds had not entered into any such contracts.

The Commodity Futures Exchange Commission (the "CFTC"), a federal agency, regulates trading activity in futures contracts and related options contracts pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a commodity pool operator ("CPO"), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company that files a notice of eligibility. Madison has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA with respect to their management of the Funds, and therefore, Madison is not currently subject to registration or regulation as a CPO under the CEA.

On February 9, 2012, the CFTC adopted amendments to its rules that, upon effectiveness, may affect the ability of Madison to continue to claim the exclusion discussed above with respect to their management of certain Funds. A Fund would be limited in its ability to use futures or options on futures if Madison continued to claim the exclusion. If Madison is no longer able to claim the exclusion, it would likely become subject to registration and regulation as a CPO or the Funds might be limited in the use of futures and options transactions. The Funds and Madison are continuing to analyze the effect of these rules changes on the Funds. The Funds have no present intention to invest in futures transactions and related options transactions.

Foreign Securities.  With the exception of the Government Fund, Madison may invest a portion of each Fund’s assets in securities of foreign issuers that are listed on a recognized domestic or foreign exchange.  Foreign investments involve certain special considerations not typically associated with domestic investments. Foreign investments may be denominated in foreign currencies and may require the affected Fund to hold temporary foreign currency bank deposits while transactions are completed. The Fund might benefit from favorable currency exchange rate changes, but it could also be affected adversely by changes in exchange rates. Other risks include currency control regulations and costs incurred when converting between various currencies. Furthermore, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting requirements applicable to domestic issuers, and there may be less publicly available information about such issuers.

In general, foreign securities markets have substantially less volume than comparable domestic markets and therefore foreign investments may be less liquid and more volatile in price than comparable domestic investments. Fixed commissions in foreign securities markets may result in higher commissions than for comparable domestic transactions, and foreign markets may be subject to less governmental supervision and regulation than their domestic counterparts.

Foreign securities transactions are subject to documentation and delayed settlement risks arising from difficulties in international communications. Moreover, foreign investments may be adversely affected by diplomatic, political, social or economic circumstances or events in other countries, including civil unrest, expropriation or nationalization, unanticipated taxes, economic controls, and acts of war. Individual foreign economies may also differ from the United States economy in such measures as growth, productivity, inflation, national resources and balance of payments position.

Credit Default Swaps.  With respect to Investment Grade Corporate Bond Fund only, the Fund may purchase credit default swaps, which are over-the-counter contracts between two parties regarding protection against loss of a bond’s value if an event harming the credit of the bond’s issuer occurs.  In a credit default swap, the entity selling “protection” to the Fund, for an upfront fee or a continuing premium paid by the Fund, agrees to compensate the Fund upon the happening of a specified event.  The events that the Fund can protect against by buying a credit default swap include, but are not limited to, default and downgrading of the issuer by a credit agency.  Credit default swaps are designed to protect against a bond’s credit risks.  Other risk factors, such as interest rate movements, are not covered by credit default swaps. In the event of default, the “protection seller” of a credit default swap would be required to pay the Fund for the face value of a covered bond or the diminished value of a bond resulting from the credit harming event.  The Fund may use credit default swaps to hedge the credit risk of individual bond issuers if credit harming events occur or are expected to occur.  The Fund would keep the protection in place until the covered security can be sold by the Fund for a reasonable price or the Fund collects from the “protection seller.”  To the extent the Fund purchases protection by utilizing a credit default swap, it will reduce the income available for distribution to Fund shareholders.  Also, even though the Fund may have purchased protection, the Fund’s ability to collect from the “protection seller” depends on the credit worthiness of the “protection seller.”  Therefore, there is a risk that even if the Fund purchases protection, it may not be able to collect on its credit default contract.

Non-Fundamental Fund Policies

The Funds have a number of limitations on their investment activities designated as “Non-Fundamental Policies.” These limitations are described below.  By designating these policies as non-fundamental, the Funds’ Board of

Trustees can change them without a vote of Fund shareholders.  The investment objective of each Fund is not a fundamental policy and, therefore, may be changed without shareholder approval.

•
Derivatives.  Madison may invest in financial futures contracts, repurchase agreements and reverse repurchase agreements as described in the “—Investment Strategies and Risks” section above; however, Madison has not purchased financial futures contracts or engaged in any reverse repurchase agreement transaction for the Funds since assuming management of the Trust.  It is Madison’s policy never to invest in any other type of so-called “derivative” securities, including, but not limited to, options on futures contracts, swaps, caps, floors and other synthetic securities. The Funds’ Board of Trustees must provide advance approval for any deviation from this policy.

•
Bond Quality Classifications.  Madison only purchases “investment grade” fixed-income securities for the Government and Institutional Bond Funds (i.e., securities rated BBB or higher).  With respect to the Core Bond Fund, at least 65% of its net assets will be invested in investment grade fixed-income securities, and with respect to Investment Grade Corporate Bond Fund, at least 90% of the Fund’s net assets will be invested in investment grade fixed-income securities.   For the Core Bond Fund and Investment Grade Corporate Bond Fund, this means that the remaining portions of the respective Funds may be invested in non-investment grade fixed-income securities, also known as “junk” bonds.

The Government Fund will invest in any investment grade securities so long as they are Government securities, while the Institutional Bond Fund limits its investments to the top three investment grades (i.e., securities rated A or better).  With regard to the portion of the Core Bond Fund that may be invested in other than investment grade securities (i.e., up to 35% of the Fund’s net assets), the Fund does not intend to invest in securities rated below B.  As for the Investment Grade Corporate Bond Fund, there is no limit to how low the non-investment grade portion of the Fund (i.e., up to 10% of the Fund’s net assets) may be invested.

Investment grade securities are those with the top four quality ratings given by nationally recognized statistical rating organizations for that type of security.  For example, an investment grade long-term security will be rated AAA, AA, A or BBB by Standard & Poor’s Corporation or Aaa, Aa, A or Baa by Moody’s Investors Service, Inc.  Non-investment grade securities, which are generally deemed to lack desirable investment characteristics, are those rated BB or lower by Standard & Poor’s or Baa or lower by Moody’s.  For unrated securities and securities for which an existing rating has become obsolete in Madison’s judgment, Madison may make its own determinations of those investments it classifies as investment grade, as a part of the exercise of its investment discretion. However, Madison makes such determinations by reference to the rating criteria followed by recognized rating agencies, subject to review by the Board of Trustees of the Funds. Within the established quality parameters, Madison is free to select investments for each Fund in any quality rating mix deemed appropriate.  Madison will base the mix on its evaluation of the desirability of each investment in light of its relative yield and credit characteristics.

See Appendix B for more information regarding quality ratings.

•
Securities Loans.  If Madison loans any Fund securities, it is Madison’s policy to have the option to terminate any loan at any time upon 7 days’ notice to the borrower. The Funds may pay fees for the placement, administration and custody of securities loans, as appropriate.

•	Assets as Collateral. Madison will not pledge, mortgage or hypothecate in excess of 10% of any Fund’s net assets at market value.

•
Repurchase and Reverse Repurchase Agreements.  Madison requires delivery of repurchase agreement collateral to the Funds’ custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, Madison requires that such collateral be registered in the custodian’s name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, Madison could encounter restrictions on the exercise of the affected Fund’s rights under the repurchase agreement. It is Madison’s policy to limit the financial institutions with which it engages in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Board of Trustees.  Madison’s current operating policy is not to engage in reverse repurchase agreements for any purpose, if reverse repurchase agreements in the aggregate would exceed 5% of a Fund’s total assets.

Madison’s current policy is not to write call options, not to acquire put options (except in conjunction with a purchase of portfolio securities) and  not to lend portfolio securities for the Funds.  If this policy changes, Madison will notify you at least 30 days prior to its implementation and describe the new investment techniques to be employed.

In addition, the Board of Trustees may determine that it is inadvisable to continue any one or more of the Funds’ policies. If this happens, then the Board may change any such policies without shareholder approval.  However, in such cases, shareholders who would be affected by a change will receive 30 days’ written notice of the change.

Fundamental Policies

The Funds have a number of limitations on their investment activities designated as “Fundamental Policies.” These limitations are described below.  By designating these policies as fundamental, neither Madison nor the Board of Trustees can change them without a majority vote of Fund shareholders.

•
Non-Income Producing Securities.  Madison will not purchase any securities that do not, at the time of purchase, provide income through interest or dividend payments (or equivalent income through a purchase price discount from par). This does not prevent Madison from purchasing or acquiring put options related to any such securities held. Also, any such securities may be purchased pursuant to repurchase agreements with financial institutions or securities dealers or may be purchased from any person, under terms and arrangements determined by the Board of Trustees, for future delivery.

•
Illiquid Investments.  With respect to any Fund, Madison will not invest in securities for which there is no readily available market if, at the time of acquisition, more than 10% of the Fund’s net assets would be invested in such securities. A security is considered illiquid if it cannot be disposed of in an orderly fashion within seven business days at approximately the same price at which it is currently valued (recognizing that the market fluctuates from day to day, so that a security is not considered illiquid due to normal market fluctuation causing the price to change from one day to the next).

•
Restricted Investments/Diversification.  Madison will not invest more than 5% of the value of the total assets of a Fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). Madison will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by a Fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.  Under all circumstances, each Fund will be operated as a “diversified company,” as that term is defined under the 1940 Act.

•
Seasoned Issuers.  Madison will not purchase any security when the entity responsible for repayment has been in operation for less than three years if the purchase would result in more than 5% of the total assets of a Fund being invested in such security. This restriction does not apply to any security that has a government jurisdiction or instrumentality ultimately responsible for its repayment.

•
Industry Concentration.  In purchasing securities for any Fund (other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities), Madison will limit such investments so that not more than 25% of the assets of each Fund (not more than 20% for Investment Grade Corporate Bond Fund) is invested in any one industry.

•
Financial Futures Contracts.  Madison will not purchase or sell futures contracts for any Fund if, immediately afterward, the sum of the amount of margin deposits of the Fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund’s total assets.

Borrowing and Lending.  Madison will not obtain bank loans for any Fund except for extraordinary or emergency purposes in conformance with the 1940 Act and the regulations thereunder. Madison will not borrow for the purpose of making investments except as described below.

Madison may enter into reverse repurchase agreements for any Fund in amounts up to 25% of the Fund’s total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. Madison will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding 1/3 of a Fund’s total assets for any purpose. Madison will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of a Fund’s net assets taken at cost, and only for extraordinary or emergency purposes.  Madison will not loan more than 2/3 of a Fund’s securities (calculated as a percentage of gross assets). For any portfolio securities loaned, Madison will require the Fund to be provided collateral satisfactory to the Board of Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.

•	Underwriting. No Fund may act as an underwriter or engage in underwriting activities.

•	Other Prohibited Activities. In addition to the foregoing, no Fund may:

(1)
make short sales or maintain a short position, except in circumstances where the Fund owns at least an equal amount of securities (or securities convertible or exchangeable into such securities) and provided that not more than 25% of the Fund’s net assets may be held as collateral for such sales;

(2)	purchase securities on margin (except for customary credit used in transaction clearance);

(3)	invest in oil, gas or other mineral exploration or development programs;

(4)
invest in commodities; provided that this prohibition does not prevent the Fund from using financial futures contracts to make purchases or sales of securities, so long as the transactions would otherwise be permitted under the Fund’s investment policies;

(5)	invest in real estate; provided that this restriction does not prevent the Fund from buying securities that are secured by real estate;

(6)
acquire shares of other investment companies; provided that this restriction does not apply (A) to any investment in any money market mutual fund or unit investment trust so long as such investment in any one issuer does not exceed 5% of the Fund’s net assets and such investments in the aggregate do not exceed 10% of the Fund’s net assets, or (B) in connection with an investment company merger, consolidation, acquisition or reorganization;

(7)
knowingly take any investment action that has the effect of eliminating the Fund's tax qualification as a registered investment company under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”);

(8)	purchase any security for purposes of exercising management control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company;

(9)
purchase or retain the securities of any issuer if, to Madison’s knowledge, the holdings of those of the Funds’ officers and trustees and officers of the Madison who beneficially hold ½ % or more of such securities, together exceed 5% of such outstanding securities; and

(10)
purchase put options or write call options (or purchase offsetting call options in closing purchase transactions) unless the put option purchased or call option written is covered by Fund securities, whether directly or by conversion or exchange rights.

Investment Percentage Limitations

Except for the limitations on borrowing and except as otherwise stated, if the percentage restrictions described above under Non-Fundamental Policies and Fundamental Policies, or any restrictions contained elsewhere in this SAI or in the Prospectus covering Fund shares, are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the applicable restrictions.  When calculating the average maturity of fixed-income investments, the Funds will normally consider the weighted average life of any mortgage backed securities since prepayment options effectively shorten the maturity of such securities.

Short-Term Investments

To meet redemption requests, because of volatile market conditions or for other reasons deemed appropriate by Madison, Madison may invest, on behalf of the Funds and on a short-term basis, in any of the following U.S. dollar denominated investments:

(1) U.S. Government securities;
(2) obligations of banks having total assets of $750 million or more;
(3) commercial paper having a quality rating appropriate to the relevant Fund; and
(4) repurchase agreements secured by any of the foregoing securities or long-term debt securities of the type in which the relevant Fund could invest directly.

“U.S. Government securities” are obligations issued or guaranteed by the United States Government, its agencies and instrumentalities. U.S. Government securities include direct obligations of the United States issued by the U.S. Treasury, such as Treasury bills, notes and bonds. Also included are obligations of the various federal agencies and instrumentalities, such as the Government National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks, the Small Business Administration and the Student Loan Marketing Association. Except for Treasury securities, all of which are full faith and credit obligations, U.S. Government securities may either be agency securities backed by the full faith and credit of the United States or only by the credit of the particular federal agency or instrumentality which issues them.  Some such agencies have borrowing authority from the U.S. Treasury, while others do not.

“Bank obligations” that are eligible as short-term investments are certificates of deposit (“CDs”), bankers acceptances (“BAs”) and other obligations of banks having total assets of $750 million or more (including assets of affiliates). CDs are generally short-term interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time. CDs may be marketable or may be redeemable upon demand of the holder. BAs are time drafts drawn against a business, often an importer, and “accepted” by a bank that agrees unconditionally to pay the draft on its maturity date. BAs are negotiable and trade in the secondary market.

We will not invest in non-transferable time deposits that have penalties for early withdrawal if such time deposits mature in more than seven calendar days, and such time deposits maturing in two business days to seven calendar days will be limited to 10% of the each Fund’s total assets.

“Commercial paper” describes unsecured promissory notes issued by major corporations to finance short-term credit needs. Commercial paper is issued in maturities of nine months or less and usually on a discount basis and may be rated A-1, P-1, A-2, P-2, A-3 or P-3.  See Appendix B for more information regarding quality ratings.

Portfolio Turnover

Madison does not expect to engage in short-term trading for the Funds, but securities may be purchased and sold in anticipation of market interest rate changes, as well as for other reasons.  Madison anticipates that annual portfolio turnover for the Funds will generally not exceed 100%, but actual turnover will not be a limiting factor if Madison believes it is desirable to make purchases or sales.

For the two fiscal years ended December 31, 2011, portfolio turnover for each Fund was as follows:
Fund	2011	2010
Government Fund	45%	20%
Core Bond Fund	21%	32%
Institutional Bond Fund	9%	21%
Investment Grade Corporate Bond Fund	10%	14%

Disclosure of Portfolio Holdings

The Funds may disclose portfolio holdings under a variety of circumstances. Except as disclosed below, the Funds apply their policies and procedures regarding disclosure of portfolio holdings uniformly to all categories of persons.

In order to prevent insider trading from occurring as a result of portfolio disclosure and to otherwise protect the interests of shareholders, no portfolio disclosures will be made until five business days have passed since the end of the period for which disclosure is made (i.e., a week after any month or quarter end).  The Funds’ policy is that if the officers of the Funds determine that shareholder interests will not be compromised by public disclosure sooner than five business days, then the Chief Compliance Officer may approve earlier public disclosure. The Funds’ policies regarding portfolio holdings disclosure are part of the Funds’ overall compliance procedures subject to review by the Chief Compliance Officer and approval by the Board of Trustees.  At least annually, the Board and the Chief Compliance Officer will review these policies to determine if they remain in the interest of shareholders or if any changes to the policies are appropriate or necessary.

After the Chief Compliance Officer has approved the form, content and timing of any disclosures of portfolio information that may be made in conformance with the Funds’ compliance procedures, the officers of the Funds may authorize disclosure of a Fund’s portfolio securities and other portfolio information. However, because such information will be publicly disclosed on the Funds’ Internet site (as discussed below), all such disclosures must comply with applicable mutual fund advertising requirements, including approval by a registered broker/dealer principal of the Funds’ distributor and applicable interpretations of the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Funds post “fund summaries” to the Internet site quarterly.  Such summaries contain a list of top ten holdings as of the end of the previous quarter. This information will match the top ten holdings information on each Fund’s complete portfolio schedule filed with the SEC quarterly on Forms N-CSR and N-Q within 60 days of quarter end. However, it will generally be posted to the Internet site sooner than the filing of Forms N-CSR and N-Q (subject to the five business day rule described above). Fund summaries will contain a variety of portfolio characteristics such as sector diversification, median market capitalization, and similar matters, depending on the Fund.  Moreover, all Fund portfolio information (including a brief security description and the number of shares/par value) is posted at least quarterly.

In addition to the foregoing, the Funds may provide information in marketing materials that include a discussion of changes to Fund portfolios during the quarter. This includes summary disclosure of one or more reasons for buying or selling a security or a detailed “analysis” or example of Madison’s “process” regarding the security. To ensure uniformity and fairness of any such disclosures, copies of any written materials containing such summary disclosure shall be posted to the Funds’ Internet site no later than such information is made to any other third party. In this manner, the Funds seek to avoid the appearance that they are making any “selective” disclosures about any Fund to any party in any manner that would provide any financial advantage to the person receiving such information.

There may be situations where selective disclosure is in the interests of Fund shareholders. However, non-public disclosures may not be made on an ongoing basis to any person or entity until and unless (1) such disclosure is approved by the Funds’ Chief Compliance Officer, (2) any applicable disclosures about such ongoing program are made in this SAI, and (3) the Funds have obtained a representation from the party receiving such ongoing information that it understands and will abide by applicable rules against insider trading on such information and will keep such information confidential. The Chief Compliance Officer is required to make a report of any such approved ongoing arrangements quarterly to the Board of Trustees.

Unless an independent third party reporting agency provides the Funds with the representations described above, the Funds will not provide portfolio information to independent third party reporting agencies until such information is publicly available. As of the date of this SAI, the Funds provide no ongoing, non-public disclosure of portfolio information to any consultants or third party reporting agencies and have no plans to do so.

As of the date of this SAI, the Funds have ongoing arrangements with the following unaffiliated entities to make available portfolio holdings information:

•	U.S. Bank, pursuant to the Funds’ custodian agreement, where all Fund portfolio transactions settle. Each Fund’s portfolio information is reconciled with its custody accounts daily.
•
Grant Thornton LLP, the Funds’ independent registered public accountant, whereby Fund portfolio holdings information is provided in connection with the preparation of the Funds’ audited financial statements.

•	Pixel Typesetting, a company the Funds may use to format some of the portfolio holdings disclosures described above and to arrange for printing of the Funds’ financial statements.
•
Clarity Technology, an information technology vendor that may have incidental access to portfolio information in the course of providing computer-related maintenance and support services to the Funds and affiliates of the Funds.

•
Linedata Systems, also known as Global Investment Systems, the licensor of the Funds’ portfolio accounting computer software systems that may have incidental access to portfolio information in the course of providing information technology services associated with the maintenance and servicing of such software.

In connection with providing investment advisory services to its clients (including the Funds), Madison also discloses non-public portfolio holdings information to FactSet Research Systems, Inc. (provides analytics for portfolio management processing (daily)) and SunGuard (performs certain compliance related functions for Madison (daily)).  Madison also provides trade information (not portfolio holdings data) to Bloomberg, L.P. (provides trade order management system (daily)); Derivative Solutions, WONDA, and Thompson-Reuters Baseline (all for portfolio analysis and modeling (daily)); and Morningstar and Lipper (for mutual fund analysis (35 day lag)).

With respect to each such arrangement, the Funds have a legitimate business purpose for the release of information.  The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided.  Neither the Funds nor Madison or its employees or affiliates receive any compensation or other consideration in connection with such arrangements.  Of course, the Funds will disclose portfolio holdings information in response to authorized securities regulators.  Also, any employees of Madison and its affiliates who may have access to portfolio information are subject to Madison’s Code of Ethics and rules to prevent insider trading.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The Funds are governed by the Board of Trustees. The Board has the duties and responsibilities set forth under the applicable laws of the State of Massachusetts, including but not limited to the management and supervision of the Funds.

The Board of Trustees, from time to time, may include individuals who may be deemed to be affiliated persons of Madison.  At all times, however, a majority of Board members will not be affiliated with Madison or the Funds.  Board members serve indefinite terms, while officers of the Funds are elected annually.

The Funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing Board members, changing fundamental policies, approving certain management contracts, or as otherwise required by the 1940 Act or the Funds’ Declaration of Trust.

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 53711, except for Mr. Mason for which it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258.

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Katherine L. Frank1 1960	President, 1996 – Present, and Trustee, 2001 – Present
Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 – Present; Managing Director and Vice President, 1986 – 2010

Madison Asset Management, LLC (“MAM”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 – Present; Vice President, 2004 – 2010

Madison Investment Advisors, LLC (“Madison”), Executive Director and Chief Operating Officer, 2010 – Present; President, 1996 – 2010

Madison Mosaic Funds (13 funds, including the Funds), President, 1996 – Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 – Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17) (mutual funds), President, 2009 – Present
Madison Mosaic Funds (all but Equity Trust), 2001 – Present; Madison Strategic Sector Premium Fund, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 – Present
Frank E. Burgess1 1942	Trustee and Vice President, 1996 – Present
MIH, Founder, Executive Director and President, 2010 – Present; Managing Director and President, 1973 – 2010

MAM, Executive Director and President, 2010 – Present; President, 2004 – 2010

Madison, Executive Director and President, 2010 – Present

Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 – Present; Madison Strategic Sector Premium Fund, Vice President, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 – Present

Madison Mosaic Funds (13), 1996 – Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005  – Present

Capitol Bank of Madison, WI, 1995 – Present

American Riviera Bank of Santa Barbara, CA, 2006 – Present

Jay R. Sekelsky 1959	Vice President, 1996 – Present
MIH, Executive Director and Chief Investment Officer, 2010 – Present; Managing Director and Vice President, 1990 – 2010

MAM, Executive Director and Chief Investment Officer, 2010 – Present

Madison, Executive Director and Chief Investment Officer, 2010 – Present; Vice President, 1996 – 2010

Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 – Present; Madison Strategic Sector Premium Fund and
Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 – Present;
MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 – Present
N/A

1 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Pase Five Years	Other Directorships/ Trusteeships
Paul Lefurgey 1964	Vice President, 2009 – Present
MIH, Managing Director and Head of Fixed Income Investments, 2005 – Present; MAM and Madison, Managing Director and Head of Fixed Income Investments, 2010 – Present

MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President 2003 – 2005

Madison Mosaic Funds (13 funds, including the Funds), Vice President, 2009 – Present; Madison Strategic Sector Premium Fund, Vice President, 2010 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 – Present
N/A
Greg D. Hoppe 1969	Treasurer, 2009 – Present Chief Financial Officer, 1999 – 2009
MIH and Madison, Vice President, 1999 – Present; MAM, Vice President, 2009 – Present

Madison Mosaic Funds (13 funds, including  the Funds), Treasurer, 2009 – Present; Chief Financial Officer, 1999 – 2009

Madison Strategic Sector Premium Fund, Treasurer, 2009 – Present; Chief Financial Officer, 2005 – 2009

Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 – Present;
MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Treasurer, 2009 – Present
N/A
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 – Present
MIH and Madison, Vice President, 2010 – Present; MAM, Vice President, 2009 – Present; Mosaic Funds Distributor, LLC (affiliated brokerage firm) (“MFD”), Vice President, 2012 – Present

Madison Mosaic Funds (13 funds, including  the Funds), Secretary and Assistant Treasurer, 2009 – Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 – Present

MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Assistant Treasurer, 2009 – Present; Secretary, 1999 – Present; Treasurer, 2008 – 2009; Assistant Treasurer, 1997 – 2007

Mosaic Funds Distributor, LLC (an affiliated brokerage firm of MIA) (“MFD”), Vice President, 2012 – Present

MCA, Director-Mutual Funds, 2008 – 2009; Director-Mutual Fund Operations, 2006 – 2008; Operations Officer-Mutual Funds, 2005 – 2006; Senior Manager-Product & Fund Operations, 2001 – 2005
N/A

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Pase Five Years	Other Directorships/ Trusteeships
W. Richard Mason 1960	Chief Compliance Officer, 1992 – Present Corporate Counsel and Assistant Secretary, 2009 – Present General Counsel and Secretary, 1992 – 2009
MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 –  Present; General Counsel and Chief Compliance Officer, 1996 – 2009

MFD, Principal, 1998 – Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of Madison), General Counsel, 1996 – 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 – Present

Madison Mosaic Funds (13 funds, including the Funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 – Present; Secretary, General Counsel, Chief Compliance Officer, 1992 – 2009

Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present; Secretary, General Counsel and Chief Compliance Officer, 2005 – 2009

MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present
N/A
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present
MIH, MAM, Madison, Madison Scottsdale, LC, MFD, and Concord, General Counsel and Chief Legal Officer, 2009 – Present
NorthRoad, General Counsel & Chief Legal Officer, 2011 – Present
Madison Mosaic Funds (13 funds, including the Funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 – Present;

MEMBERS Mutual Funds (13) and Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present
CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 – 2009
Godfrey &  Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/ Trusteeships
Philip E. Blake 1944	Trustee, 2001 – Present	Retired investor Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 – 2000	44
Edgewood College, 2003 – Present; Chairman of the Board, 2010 – Present

Nerites Corporation (technology company), 2004 – Present

Madison Mosaic Funds (13 funds, including the Funds), 2001 – Present; Madison Strategic Sector Premium Fund, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 – Present

James R Imhoff, Jr. 1944	Trustee, 1996 – Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 – Present	44
Park Bank, 1978 – Present

Madison Mosaic Funds (13 funds, including the Funds), 1996 – Present; Madison Strategic Sector Premium Fund, 2005 – Present;

Madison/Claymore Covered Call and Equity Strategy Fund, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 – Present

Lorence D. Wheeler 1938	Trustee, 1996 – Present	Retired investor Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 – 1997	44
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 – Present

Madison Mosaic Funds (13 funds, including the Funds), 1996 – Present; Madison Strategic Sector Premium Fund. 2005 – Present;

Madison/Claymore Covered Call and Equity Strategy Fund, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 – Present

________________________________________
1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2 As of the date of this SAI, the Fund Complex consists of the Trust with 4 portfolios (i.e., the four Funds), the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 17 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Tax-Free and Government Money Market Trusts, which together have 9 portfolios, for a grand total of 44 separate portfolios in the Fund Complex.  References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

All interested Trustees and officers of the Funds are employees of Madison.  Since Madison serves as the investment adviser to the Funds, each of these individuals is considered an “interested person” of the Funds as the term is defined in the 1940 Act.

Board Qualifications

The members of the Board of Trustees each have experience which led Fund management to the conclusion that the person should serve as a member of the Board, both at the time of the person’s appointment to the Board and continuing as of the date of this SAI.  Mr. Burgess is the founder and President of Madison and has over 30 years of experience in the investment management business, while Ms. Frank has been with Madison for more than 20 years and has held executive management positions during her tenure with the firm.  Ms. Frank and Mr. Burgess are the sole members of the Board who is considered “interested” under the 1940 Act.  Regarding the Independent Trustees, all three of them have substantial experience operating and overseeing a business, whether it be the retirement plan business (for Mr. Wheeler), the newspaper business (for Mr. Blake) or the real estate business (for Mr. Imhoff). As a result of this experience, each of them has unique perspectives regarding the operation and management of the Funds and the Board’s oversight function with respect thereto.  They use this collective experience to serve the Funds for the benefit of Fund shareholders.  Moreover, each of the Independent Trustees has served as the trustee of the Funds for many years, with Mr. Blake serving for more than 9 years and Messrs. Imhoff and Wheeler serving in excess of 20 years each.  They bring substantial and material experience and expertise to their continued roles as trustees of the Funds.

Board Committees

The Board of Trustees has established two standing committees to help manage the Funds, as follows:  an Audit Committee and a Nominating and Governance Committee.

Audit Committee.  The Audit Committee is responsible for reviewing the results of each audit of the Funds by the Funds’ independent registered public accounting firm and for recommending the selection of independent auditors for the coming year.  The Audit Committee members are the Independent Trustees of the Funds:  Philip Blake (Chairman), James Imhoff, Jr. and Lorence Wheeler. The Audit Committee meets at least quarterly and more often as necessary.  The Committee met four times during the Funds’ last fiscal year.

Nominating and Governance Committee.  The Nominating and Governance Committee is responsible for nominating Trustees and officers to fill vacancies, evaluating their qualifications and for determining Trustee compensation.  The Committee is also responsible for periodically reviewing the effectiveness of the Board.   The Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Funds’ Secretary at the following address:  550 Science Drive, Madison, Wisconsin  53711.  The members of the Nominating and Governance Committee are the same as the members of the Audit Committee:  Philip Blake, James Imhoff, Jr. (Chairman) and Lorence Wheeler.  Like the Audit Committee, the Nominating and Governance Committee meets at least quarterly and more often as necessary.  The Committee met four times during the Funds’ last fiscal year.

Leadership Structure of the Board

The Board of Trustees is relatively small (with five members, as noted in the table above) and operates in a collegiate atmosphere.  Although no member is formally charged with acting as Chairman, Ms. Frank generally acts as the Chairperson during meetings.  All Board members are expected to provide their input into establishing the Board’s meeting agenda.  Likewise, each Board meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes is important in connection with Fund governance.  The Board has charged Mr. Wheeler with acting as the Lead Independent Trustee for purposes of communicating with Madison, the Chief Compliance Officer, counsel to the Independent Trustees and Fund counsel on matters relating to the Board as a whole.  The Independent Trustees often meet in executive session without representatives of Madison present (including meetings with counsel, the Chief Compliance Officer and the independent registered public accountant).

As adviser to the Funds, Madison is responsible for the overall risk management for the Funds, including supervising their affiliated and third-party service providers and by identifying and mitigating possible events that could impact the Funds’ business, operations or performance. Risks to the Funds include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Board oversees risk management of the Funds’ investment programs through the Audit Committee and through oversight by the Board itself. The Chief Compliance Officer, who reports to the Independent Trustees, provides the Board with quarterly updates and a comprehensive annual report regarding the processes and controls in place to address regulatory, compliance, legal and operational risk. The Board exercises its oversight in conjunction with Madison, the Chief Compliance Officer, Fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from the Funds’ independent accountants. The Board’s committee structure requires an Independent Trustee to serve as chairman of the Nominating and Governance and the Audit Committees.

Given the small size of the Board, its committee structure lead by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent

Trustee and its quarterly focus on compliance and risk management, the Board has determined that its current leadership structure is adequate for the protection of Fund investors.

Trustees’ Holdings

The Trustees’ ownership interests in the Fund Complex as of December 31, 2011 are as follows:
Dollar Range of Equity Securities in the Trust1
Name of Trustee	Government	Core Bond	Institutional Bond	Investment Grade Corp Bond	Aggregate in Fund Complex2
Philip Blake	None	None	$10,001-$50,000	None	Over $100,000
Frank Burgess	None	None	$50,001-$100,000	None	Over $100,000
Kay Frank	None	None	None	None	Over $100,000
James Imhoff	None	None	None	None	Over $100,000
Lorence Wheeler	None	None	None	None	Over $100,000
________________________________________
1 Dollar ranges are as follows: none; $1–$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.
2 Fund Complex as defined above.

Independent Trustee Compensation

For the fiscal year ended December 31, 2011, the compensation of each Independent Trustee was fixed at $1,000 per year, and for the fiscal year ending December 31, 2012, the compensation of each Independent Trustee has been fixed at $4,000 per year, to be pro-rated according to the number of regularly scheduled Board meetings attended each year.  Four Board meetings are currently scheduled to take place each year.  In addition to such compensation, Independent Trustees are reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Funds, such as travel to any Board meetings.  No compensation is paid by the Funds (directly or indirectly) to any interested Trustees or to any officer of the Funds.

During the fiscal year ended December 31, 2011, the Trustees were compensated as follows:

Name of Trustee	Aggregate Compensation from Funds1	Total Compensation from Funds1 and Fund Complex2 Paid to Trustees
Philip E. Blake	$1,000	$71,000
Frank E. Burgess 3	$0	$0
Katherine L. Frank3	$0	$0
James R. Imhoff, Jr.	$1,000	$71,000
Lorence D. Wheeler	$1,000	$71,000
________________________________________

1 The Funds have entered into a services agreement with Madison pursuant to which Madison receives a fee, and has agreed to provide or otherwise arrange for the Funds to have all operations and support services needed, which includes paying the fees of the Independent Trustees.  For more information on the “Services Agreement” see “Investment Advisory and Other Services,” below.

2	Fund Complex as defined above.
3	Non-compensated interested Trustee.

There have been no arrangements or understandings between any Trustee or officer and any other person(s) pursuant to which (s)he was selected as a Trustee or officer.

CODE OF ETHICS

Madison and the Funds have adopted a joint Code of Ethics under Rule 17j-l of the 1940 Act that governs the ability of directors, trustees, officers and employees to trade in securities that may be purchased or held by any of Madison’s clients, including the Funds.  In general, the Code of Ethics restricts any person subject to the Code from purchasing or selling any securities being purchased or sold, or being considered for purchase or sale, on behalf of the Trust.  In addition, the Code restricts such persons in their purchases of securities in an initial public offering and in private offerings of securities.  The Code of Ethics also establishes certain “blackout periods” during which persons subject to the Code, or certain classes of persons, may not effect personal securities transactions.  Certain specified transactions are exempt from the provisions of the Code of Ethics.

The Code of Ethics is designed to prevent manipulative practices by persons subject to the Code or situations in which such persons could personally benefit at the expense of the Funds.  Mosaic Funds Distributor, LLC, the Funds’ principal distributor (the “Distributor”), has adopted, and is subject to, the same Code of Ethics as the Funds and Madison.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

The Trust, on behalf of each of the Funds, has adopted the proxy voting policies and procedures of Madison, a summary of which may be found in Appendix A hereto.  The policies and procedures are used to determine how to vote proxies relating to the Funds’ portfolio securities.  Included in the policies and procedures are procedures that are used on behalf of the Funds when a vote presents a conflict of interest between the interests of:  (1) the Funds’ shareholders, and (2) Madison and/or the Distributor.

Form N-PX, which contains the proxy voting records for each of the Funds for the most recent twelve-month period ended June 30, is available to shareholders at no cost by calling the Funds at 1-800-368-3195 or on the SEC’s web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Based upon their investments, the MEMBERS and Ultra Series Target Allocation Funds own more than 25% of the Institutional Bond Fund and the Investment Grade Corporate Bond Fund as indicated in the chart below and may be deemed to control the funds. Until their ownership is diluted by the sale of shares to other shareholders or the redemption of their investments, the MEMBERS and Ultra Series Target Allocation Funds may each be able to significantly influence the outcome of any shareholder vote of these funds.

The following shareholders own of record, or are known by the Funds to own beneficially, 5% or more of a Fund’s outstanding shares as of April 1, 2012:

Fund	Name and Address	% of Shares Owned
Institutional Bond Class Y	Ultra Series Conservative Allocation Fund, Madison, WI 53711	18.24%
	Ultra Series Moderate Allocation Fund, Madison, WI 53711	16.44%
	Charles Schwab & Co. Special Custodial Account for Benefit of Customers Reinvest Accounts, San Francisco, CA 94104*	5.52%
	MEMBERS Moderate Allocation Fund, Madison, WI 53711	5.31%
Core Bond Class Y	Charles Schwab & Co. Special Custodial Account for Benefit of Customers Reinvest Accounts, San Francisco, CA 94104*	29.53%
	National Financial Services LLC Exclusive Benefit of our Customers, New York, NY 10281*	14.80%
Government Fund Class Y	National Financial Services LLC Exclusive Benefit of our Customers, New York, NY 10281*	26.83%
	Charles Schwab & Co. Special Custodial Account for Benefit of Customers Reinvest Accounts, San Francisco, CA 94104*	9.45%
	TD Ameritrade Trust Company, Denver, CO 80217*	5.10%
Investment Grade Corporate Bond Fund Class Y	Ultra Series Conservative Allocation Fund, Madison, WI 53711	78.00%
	MEMBERS Conservative Allocation Fund, Madison, WI 53711	16.72%
*Ownership represents ownership of record rather than beneficial ownership.

As of April 1, 2012, the Funds’ trustees and officers, as a group, owned less than 1% of the outstanding voting securities of each Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

General Information.  The investment adviser to the each of the Funds is Madison Investment Advisors, LLC (“Madison”), located at 550 Science Drive, Madison, Wisconsin 53711.  Madison is a wholly owned subsidiary of Madison Asset Management, LLC (“MAM”), and Madison Investment Holdings, Inc. (“MIH”) owns 100% of the voting interests of MAM. MIH, which was founded in 1974, and its affiliates, including Madison, manage investment portfolios for open-end mutual funds, closed-end mutual funds, separately managed accounts and wrap accounts.  Madison is responsible for the day-to-day administration of the Funds’ activities.

Frank E. Burgess, who is Founder, President and Executive Director of Madison, owns a controlling interest in the Madison organization.

Advisory Fee.  Madison receives a fee for its services under its investment advisory agreement with the Funds.  For the Government, Core Bond and Investment Grade Corporate Bond Funds, the annual fee is 0.40% of the average daily net assets of each Fund, and for the Institutional Bond Fund, the annual fee is 0.30% of the average daily net assets of the Fund, in each case, payable monthly.

During the three fiscal years ended December 31, 2011, the Funds paid the following investment advisory fees to Madison:

Fund	2011	2010	2009
Government Fund	$ 20,631	$ 19,602	$17,908
Core Bond Fund	$ 33,743	$ 47,088	$41,242
Institutional Bond Fund	$209,246	$168,845	$23,067
Investment Grade Corporate Bond Fund1	$ 13,570	$ 375	N/A
________________________________________
1 Fund began operations on July 1, 2007.  From that date until November 30, 2010, the Fund, which had no public investors, did not pay any management fees under its former agreement with Madison.  As of November 30, 2010, the Fund’s agreement with Madison changed such that the Fund is now subject to a management fee as described above.

Advisory Agreement Terms.  The investment advisory agreement is subject to annual review and approval by the Board of Trustees, including a majority of the Independent Trustees.  The agreement was approved by Fund shareholders for an initial two year term at inception of the Funds and most recently renewed for another year by the Board in July 2011.  The agreement may be terminated at any time, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities, or by Madison, upon sixty days’ written notice to the other party.  Madison cannot assign the agreement and the agreement will automatically terminate upon any attempted assignment.

Principal Distributor

Mosaic Funds Distributor, LLC (the “Distributor”), 8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258, acts as the Funds’ principal distributor pursuant to a distribution agreement.  Under this agreement, the Distributor is responsible for making Fund shares continuously available to the general public in those states where it has given notice that it will do so.  The Distributor may act as the Funds’ agent for any sales of shares, but the Funds may also sell their shares directly to any person. The Distributor receives no compensation from the Funds for its services as such and has no obligation to purchase any of the Funds’ shares.

The distribution agreement had an initial term of two years beginning July 1998 and may continue in effect after that term only if approved annually by the Board of Trustees, including a majority of the Independent Trustees.

The Distributor is a wholly owned subsidiary of MIH and shares personnel with Madison.

Services Provided by Madison and Fund Expenses Paid by Third Parties

Madison is responsible for the investment management of the Funds.  Under the investment advisory agreement described above, Madison is authorized to execute the Funds’ portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Funds’ operations, and otherwise to administer the affairs of the Funds as Madison deems advisable.

Madison provides or arranges for all the Funds’ required services through three main agreements:  (1) the investment advisory agreement (described above); (2) the distribution agreement (described above); and (3) a services agreement (described below).  No Fund expenses are paid by third parties.

Services Agreement

The Funds have entered into a services agreement with Madison pursuant to which Madison has agreed to provide or otherwise arrange for the Funds to have all operational and support services needed. Such services include:

•	The functions of shareholder servicing agent.
•	Bookkeeping and portfolio accounting.
•	Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
•	Providing appropriate supplies, equipment and ancillary services necessary to conduct of the affairs of the Funds.
•	Calculating net asset value.
•	Arranging for and paying the Funds’ custodian and transfer agent.
•	Arranging for and paying the Funds’ legal counsel and outside counsel to the Independent Trustees.
•	Arranging for and paying the Funds’ independent registered public accountants.
•	Paying the fees of the Independent Trustees.
•	Registering the Funds and shares of the Funds with the SEC and notifying any applicable state securities commissions of the sale of such shares in their jurisdiction.
•	Printing and distributing prospectuses and periodic financial reports to current shareholders.
•	Trade association membership.
•	Preparing shareholder reports, proxy materials and holding shareholder meetings.

Madison provides all these services for a fee (the “Services Fee”) calculated as a percentage of each Fund’s average daily net assets.  The Services Fee is reviewed and approved at least annually by the Board of Trustees and is compared with the fee paid by other mutual funds of similar size and investment objective to determine if it is reasonable.

During the three fiscal years ended December 31, 2011, the Funds paid the following Services Fees to Madison:

Fund	2011	2010	2009
Government Fund	$ 14,441	$ 12,721	$12,536
Core Bond Fund	$ 25,307	$ 35,316	$30,931
Institutional Bond Fund1	$132,522	$106,936	$14,332
Investment Grade Corporate Bond Fund2	$ 10,178	$ 281	$ 0
________________________________________
 1       For the period January 1, 2008 through February 6, 2009 the Fund paid directly the expenses of its Independent Trustees and auditors, they were not included in the Service Fee as described above.
 2       Fund began operations on July 1, 2007.  From that date until November 30, 2010, the Fund, which had no public investors, did not pay any Services Fee under its former agreement with Madison.  As of November 30, 2010,          the Fund’s agreement with Madison changed such that the Fund is now subject to a Services Fee as described above.

Under the services agreement, Madison appointed U.S. Bank, N.A. (“US Bank”) as fund custodian and U.S. Bancorp Fund Services, LLC (“USBFS”) as fund transfer agent and dividend-paying agent.  USBFS also performs all shareholder servicing agent functions.  Madison pays US Bank and USBFS for their services out of the Services Fee it receives from the Funds.

The fees Madison receives under the services agreement are in addition to and independent of fees received pursuant to the investment advisory agreement.

Because of this services arrangement with Madison, Madison is responsible for paying all of the Funds’ fees and expenses, other than (i) fees related to the Funds’ portfolio holdings (such as brokerage commissions, interest on loans, etc.), (ii) acquired fund fees, if any, and (iii) extraordinary or non-recurring fees (such as fees and costs relating to any temporary line of credit the Funds maintain for emergency or extraordinary purposes).  Each Fund is also responsible for payment of the advisory fee to Madison, as discussed above.

Other Service Providers

As noted previously, among other things, Madison arranges for Fund securities to be held in custody by the Funds’ custodian, for the Funds to be audited annually by independent registered public accountants and for the Funds to have a transfer agent and dividend-paying agent.  The Funds do not pay any separate fees for the services of these third parties because the cost of these services is included in the Services Fee Madison receives.

Custodian.  U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is custodian for the cash and securities of the Funds.  In this capacity, US Bank maintains custody of each Fund’s cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of Fund shares.

Independent Registered Public Accounting Firm. Grant Thornton LLP, 175 West Jackson Boulevard, Chicago, Illinois 60604, serves as independent registered public accounting firm to the Funds.

Transfer Agent and Dividend-Paying Agent.  U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, is the Funds’ transfer agent and dividend-paying agent.  USBFS also performs all shareholder servicing agent functions.

PORTFOLIO MANAGERS

Other Accounts Managed

The Funds’ portfolio managers identified in the Prospectus are set forth below.  As of December 31, 2011, the portfolio managers were also members of the teams responsible for the following accounts:

Paul Lefurgey – Government Fund, Core Bond Fund, Institutional Bond Fund and Investment Grade Corporate Bond Fund
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts1	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5	$651,051,333	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10,176	$5,537,351,311	0	$0

Chris Nisbet – Government Fund, Core Bond Fund and Institutional Bond Fund
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts1	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$96,565,491	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10,176	$5,537,351,311	0	$0

Allen Olson - Investment Grade Corporate Bond Fund
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts1	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10,176	$5,537,351,311	0	$0

_________________________
1 Numbers are approximate.

Compensation

Madison believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm.  As such, investment professionals receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below).  The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan.  Madison believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools are calculated based on revenue from each investment strategy.  Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods.  Incentive compensation earned is paid out over a three year period, so that if a portfolio manager leaves the employ of Madison, he or she forfeits a percentage of his or her incentive compensation.  The purpose of this structured payout is to aid in the retention of investment personnel.  All incentive compensation must be approved by the firm’s compensation committee.

The incentive compensation pool shared by the members of the firm’s fixed-income management team is based on the performance of the firm’s various fixed-income composites measured against the appropriate index benchmarks.  All firm fixed income accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations regarding duration, spreads and other fixed-income characteristics.  Incentive compensation is not earned for performance below 0.25% of an applicable benchmark and the compensation pool is generally fully paid for performance exceeding 0.75% of an applicable benchmark.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter).  Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

Material Conflicts of Interest

Potential conflicts of interest may arise because Madison engages in portfolio management activities for clients other than the Funds.  However, Madison has adopted a variety of portfolio security aggregation and allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients.

Ownership of Securities

As of April 1, 2012, the portfolio managers did not own (of record or beneficially) any shares of the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Madison makes all decisions regarding the purchase and sale of securities and executing of these transactions. This includes selecting market, broker or dealer and negotiating commissions. Madison’s decisions are subject to review by the Board of Trustees.

In general, Madison seeks to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling securities for the Funds’ portfolios. In determining the best price and execution, Madison may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with Madison and any statistical, research or other services the dealer provides to Madison, including payment for Madison’s use of electronic research services. This may include research provided by third parties that is paid for by so-called “soft dollars” earned as a result of Fund brokerage transactions (to the extent permitted by law or regulation). Such research and statistical information regarding securities may be used by Madison for the benefit of all clients of Madison (not just the Funds). Therefore, the Funds may not be Madison’s only client that benefits from Madison’s receipt of research and brokerage from the brokers and dealers the Funds use for their trading needs. However, as a policy matter, Madison will not pay higher commissions to any particular broker that provides us soft dollar brokerage or research benefits than it would pay to any other full-service institutional broker that did not provide such benefits. Madison considers brokerage and research benefits earned through soft dollars in determining whether it is obtaining best execution of securities transactions for the Funds. In the event that any non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to the Funds, as Madison determines in good faith.

What is the “research” that is paid for with soft dollars? Research refers to services and/or products provided by a broker, the primary use of which must directly assist Madison in its “investment decision-making process” and not in the management of the firm. The term “investment decision-making process” refers to the quantitative and qualitative processes and related tools Madison uses in rendering investment advice to the Funds and its other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.  Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services. Typical third party research providers include, by way of example, First Call Notes, Bloomberg, Research Direct, First Call Earnings Per Share Estimates, Baseline, Bondedge, ISI, Bank Credit Analysis, S&P Creditweek, and Global Sector Review.  For example, a tool that helps Madison decide what might happen to the price of a particular security following a specific change in interest rates is considered research because it affects Madison’s decision-making process regarding that security.

Madison may receive from brokers products or services which are used by Madison both for research and for administrative, marketing or other non-research purposes. In such instances, Madison makes a good faith effort to determine the relative proportion of its use of such product/service that is for research. Only that portion of the cost of obtaining such product/service that can properly be characterized as research may be paid for using soft dollars. Madison pays the remaining portion of the cost of obtaining the product or service in cash from its own resources.

Although Madison believes that all clients of the firm and its affiliates, including the Funds, benefit from the research received by Madison from brokers, Madison may not necessarily use such research products or brokerage services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such products or services in any given period.

Brokers or dealers who execute portfolio transactions for the Funds may also sell Fund shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers. Such activity is not considered when making portfolio brokerage decisions.

Madison expects that most portfolio transactions will be made directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

The Funds paid no brokerage commissions during the past three fiscal years ended December 31, 2010.

The following table indicates the value of each of the Fund’s aggregate holdings of the securities of its regular brokers or dealers or their parents that derive form than 15% of gross revenues from securities-related activities for the fiscal year ended December 31, 2011:

Fund	Name of Regular Broker or Dealer of Parent (Issuer)	IRS Number	Type of Security Owned	Value Owned as of December 31, 2011
Core Bond Fund	US Bancorp	13-2638166	Debt	$107,000
Core Bond Fund	Bank of New York Mellon Corp.	13-2989198	Debt	$161,000
Core Bond Fund	Goldman Sachs	13-5108880	Debt	$104,000
Institutional Bond Fund	US Bancorp	13-2638166	Debt	$1,606,000
Institutional Bond Fund	Goldman Sachs	13-5108880	Debt	$1,002,000

Fund	Name of Regular Broker or Dealer of Parent (Issuer)	IRS Number	Type of Security Owned	Value Owned as of December 31,2011
Institutional Bond Fund	Bank of New York Mellon Corp.	13-3989198	Debt	$1,610,000
Investment Grade Corporate Bond Fund	US Bancorp	13-2638166	Debt	$431,000
Investment Grade Corporate Bond Fund	Goldman Sachs	13-5108880	Debt	$262,000
Investment Grade Corporate Bond Fund	Bank of New York Mellon Corp.	13-3989198	Debt	$456,000

CAPITAL STOCK AND OTHER SECURITIES

Summary

Under the terms of the Funds’ Declaration of Trust, the Board of Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders, under certain circumstances, may be held personally liable for the Funds’ obligations. The Declaration of Trust, however, provides indemnification out of Fund property of any shareholder held personally liable for obligations of the Funds.

Shares and Classes of Shares

The Funds are currently the Trust’s only series of shares authorized for sale by the Board of Trustees. Each Fund share is entitled to one vote and fractional shares are entitled to fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of separate series or classes are not identical, the question will be voted on separately by each affected series or class.

The Trustees may authorize at any time the creation of additional series of shares. The proceeds of any such new series would be invested in separate, independently managed portfolios.

The Trustees have authorized two share classes for the Funds:   Class Y and Class R6.  Currently, only the Core Bond Fund offers Class R6 shares for sale; however, all of the Funds offer the Class Y shares for sale.  The Trustees may also authorize additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). These classes can have such preferences, privileges, limitations, and voting and dividend rights as the Board of Trustees may determine.

All money received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to its own related liabilities.

Share Splits and Liquidation Rights

The Board of Trustees may divide or combine Fund shares into a greater or lesser number of shares as long as the action will not change an existing shareholder’s proportionate interest in the Fund. Any assets, income and expenses of the Trust that Madison cannot readily identify as belonging to a particular series will be allocated by or under the direction of the Board of Trustees as it deems fair and equitable. Upon any liquidation of the Trust or any of its Funds, shareholders would be entitled to share pro-rata in the liquidation proceeds available for distribution.

Shareholder Meetings

Because there is no requirement for annual elections of Trustees, the Funds do not anticipate holding regular annual shareholder meetings. Shareholder meetings will be called as necessary to consider questions requiring a shareholder vote. The selection of the Funds’ independent accountants will be submitted to a ratification vote by the shareholders at any meetings held by the Funds.

Any change in the material terms of the Declaration of Trust, in the investment advisory agreements (except for reductions of the investment advisory fee) or in the fundamental investment limitations of a Fund must be approved by a majority of the shareholders before it can become effective.

Shareholder inquiries can be made to the offices of the Funds at the address on the cover of this SAI.

Voting Rights

The voting rights of shareholders are not cumulative. As a result, holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

A “majority” is constituted by either 50% of all shares of the Trust or 67% of the shares voted at an annual or special meeting of shareholders at which at least 50% of the shares are present or represented by proxy.

The Declaration of Trust provides that two-thirds of the holders of record of the Trust’s shares may remove a Trustee from office by votes cast in person or by proxy at a meeting called for the purpose. A Trustee may also be removed from office provided two-thirds of the holders of record of the Trust’s shares file declarations in writing with the Funds’ custodian. The Trustees are required to promptly call a meeting of shareholders for the purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Trust’s outstanding shares.

Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Trust’s net assets, if less) may require the Trust to assist a shareholder solicitation with the purpose of calling a shareholder meeting. Such assistance could include providing a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing. In the latter case, unless the SEC determines otherwise, the shareholders desiring the solicitation may require the Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability

Under Massachusetts law, the shareholders of an entity such as the Trust may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment against a shareholder under such a claim. The risk of a shareholder incurring financial loss as a result of being a shareholder is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Liability of Trustees and Others

The Declaration of Trust provides that the officers and Trustees of the Trust will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law. However, they are not protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Trust. Similar protection is provided to Madison under the terms of the investment advisory and services agreements. In addition, protection from personal liability for the obligations of the Trust itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Prospectus for the Funds describes the basic procedures for investing in the Funds.  The following information concerning other investment procedures is presented to supplement the information contained in the Prospectus.

Offering Price

The net asset value (“NAV”) of each Fund is calculated every day the New York Stock Exchange is open for trading. NAV is not calculated on New Year’s Day, the observance of Martin Luther King, Jr.’s Birthday, Presidents Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on other days the New York Stock Exchange is closed for trading. The NAV calculation for each Fund is made at the close of regular trading on the New York Stock Exchange.

NAV is determined by adding the value of all securities and other assets of a Fund, subtracting its liabilities and dividing the result by the total number of outstanding shares of that Fund. Since the Trust does not charge a “sales load,” its shares are offered and redeemed at NAV.

The Funds’ securities are valued in a number of ways. If current market quotations are readily available for a security, Madison values the security at the applicable market’s official closing price or, if none, at the mean between its bid and asked prices. For securities for which current market quotations are not readily available, Madison values them at their fair market value as determined in good faith by the Board of Trustees. Madison values securities having a remaining effective maturity of 60 days or less at amortized cost, which approximates market value.

The Board of Trustees authorized using independent pricing services to obtain daily securities prices when required.

The market for many high yield issues is not active and transactions in such issues may occur infrequently.  Accordingly, the independent pricing services approved for use by the Funds may price securities with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities.  Such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions.

Shares in all Funds are priced by rounding to the nearest penny. NAV of shares in each Fund is expected to fluctuate daily, and Madison will make no attempt to stabilize the value of these shares.

Madison’s pricing committee is responsible for reviewing the accuracy of the Funds’ daily NAV determinations.  It reports to the Board of Trustees at least quarterly and makes any recommendations for pricing of Fund securities in the event pricing cannot be determined in accordance with established written pricing procedures approved by the Board.  Currently, the pricing committee members are Katherine Frank, Paul Lefurgey, Greg Hoppe and Jay Sekelsky (see “Management of the Fund—Trustees and Officers” for more information regarding these individuals) and David Halford (Vice President of Madison).

Shareholder Service Policies

The Funds’ policies concerning shareholder services are subject to change from time to time. In the event of a material change, shareholders will receive written notice of the change.

Minimum Initial Investment and Minimum Balance

The Funds reserve the right to change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing.  The Funds may also change the minimum amount for subsequent investments by 30 days’ written notice.  The notice may be provided in the Funds’ quarterly shareholder newsletter. The Funds may waive minimums and certain fees for accounts of employees, officers or Trustees of the Funds and/or Madison, or for accounts opened through certain institutional relationships.

Special Service Charges

The Funds may, after 30 days’ written notice, impose special service charges for services that are not regularly afforded to shareholders.  These special charges may include, but are not limited to, fees for excessive exchange activity or unusual historical account research and copying requests.  The Funds’ standard service charges are also subject to adjustment from time to time.

Share Certificates

The Funds will not issue share certificates.

Crediting of Investments

The Funds reserve the right to reject any investment for Fund shares for any reason and may, at any time, suspend all new investment in a Fund.  The Funds may also decline to recognize an investment by monies wired for credit until such monies are actually received by the Funds.  This is because the Funds may be responsible for any losses resulting from changes in a Fund’s net asset value that happen because the Funds failed to receive monies from a shareholder to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased by wire and the wire is not received or if shares are purchased by a check that, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately.  The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by the Funds, Madison or the Distributor.

The Funds generally do not accept third party checks, credit card checks, or money orders for the purchase of  Fund shares.  In addition, the Funds will not accept checks drawn on foreign banks, nor will the Funds accept cashier’s checks for amounts less than $10,000.

Purchase Orders from Brokers

The Funds have authorized one or more brokers to accept purchase and redemption orders of Fund shares. Such brokers are authorized to delegate other intermediaries to accept purchase and redemption orders of Fund shares. An order to purchase shares that the Funds receive from a securities broker (or the broker’s delegate, as the case may be) will be considered received in proper form for the net asset value per share determined as of the close of business of the New York Stock Exchange on the day of the order. However, the broker must assure the Funds that it received the order from its customer prior to that time. Procedures established by a broker relating to the receipt, acceptance and communication of orders may require receipt and acceptance of an order by such broker at a time prior to the close of the New York Stock Exchange so that such order may receive the net asset value next calculated by the Trust for its shares.

Shareholders who invest in the Funds through a broker may be charged a commission for handling the transaction. To avoid this fee, a shareholder may deal directly with the Funds anytime.

Redemptions and Checkwriting

Redemptions will take place at the NAV for the day the Funds receive the redemption order in proper form.  A redemption request may not be in proper form unless the Funds have a signed account application from the shareholder or the shareholder’s application is submitted with the withdrawal request.

The Funds reserve the right, when such action is deemed necessary to protect the interests of Fund shareholders, to refuse to honor redemption requests made by anyone purporting to act with the authority of another person or on behalf of a corporation or other legal entity. Each such individual must provide a corporate resolution or other appropriate evidence of his or her authority or satisfactory identity. The Funds reserve the right to refuse any third party redemption requests.

With regard to investments in the Government, Core Bond or Investment Grade Corporate Bond Funds, if a shareholder draws a check against his or her account, it will not be considered in proper form unless there are sufficient collected funds available in the account on the day the check is presented for payment.  Generally, it takes up to 10 days before checks deposited in an account are collected.  Therefore, if a shareholder plans to write a check against his or her account shortly after making an investment, the shareholder should call the Fund to make sure that the monies will be available.

Unusual Circumstances Resulting in Suspension of Payments

The Funds will use their best efforts in normal circumstances to handle redemptions in a timely manner.  However, one or more Funds may, for any reason, suspend the right of redemption or postpone payment for any shares in the Funds for any period up to seven days.

The Funds’ sole responsibility with regard to redemptions shall be to timely process redemption requests in proper form. Neither the Funds, their affiliates, nor the custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders.

Payment for shares in a Fund may be suspended or delayed for more than seven days only in limited circumstances.  These occur (1) during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (2) when trading on such Exchange is restricted, as determined by the SEC; or (3) during any period when the SEC has, by order, permitted such suspension.

Final Payments on Closed Accounts

The redemption payment a shareholder receives when he or she closes an account will normally have all accrued dividends included.  However, when an account is closed, the Funds may make payment by check of any final dividends declared but not yet paid to the date of the redemption that closed the account.  The payment may be made on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Inter-Fund Exchange

Funds exchanged between shareholder accounts will earn their final day’s dividend on the day of exchange.

Payments in Kind

If, in the opinion of the Board of Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Funds.  However, the Funds elected, pursuant to Rule 18f-1 under the 1940 Act, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder’s redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Funds or $250,000.

Any property of the Funds distributed to shareholders will be valued at fair value.  In disposing of any such property received from the Funds, a shareholder might incur commission or other transaction costs.  There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full NAV for it. Except as described herein, however, the Funds intend to pay for all share redemptions in cash.

Address Changes and Lost Shareholder Accounts

It is a shareholder’s obligation to inform the Funds of address changes.

The Funds will exercise reasonable care to ascertain a shareholder’s correct address if the shareholder becomes “lost” according to the Funds’ records.  The Funds will conduct two database searches for any such shareholders and use at least one information database service.  The search will be conducted at no cost to the shareholder.  The Funds will not, however, perform such searches if the shareholder’s account is less than $25, the shareholder is not a natural person or the Funds receive documentation that the shareholder is deceased.  If the Funds cannot locate the shareholder after such procedures, the account may be escheated to the state of the shareholder’s last residence as shown in the Funds’ records.

No interest will accrue on amounts represented by uncashed distribution or redemption checks, although the Funds reserve the right to reinvest any dividend check that remains outstanding longer than six months.

Dividend Payments

Dividends are paid to shareholders at the time they are determined. For all Funds, dividends are paid in the form of additional shares credited to a shareholder’s account at the end of each calendar month (or normally when the account is closed, if sooner), unless the shareholder makes a written election to receive dividends in cash.

Substantially all of each Fund’s accumulated net income is declared as dividends and distributed monthly (in the case of the Government, Core Bond and Investment Grade Corporate Bond Funds) or at least annually and typically quarterly (in the case of the Institutional Bond Fund).  Each Fund calculates its accumulated net income just prior to calculating its net asset value. The amount of such net income reflects interest income (plus any original discount earned less premium amortized) and expenses accrued by the Fund since the previously declared dividend.

Realized capital gains and losses and unrealized appreciation and depreciation are reflected as changes in NAV per share of each Fund.  Premium on securities purchased is amortized daily as a charge against income.

Shareholders will receive notice of payment of dividends quarterly.  For tax purposes, shareholders will also receive an annual summary of dividends paid by the Funds and the extent to which they constitute capital gains dividends.  If a shareholder purchases shares as of a particular NAV determination (i.e., the close of regular trading on the New York Stock Exchange) on a given day, he or she will not be considered a shareholder of record for the dividend declaration made that day.  If a shareholder withdraws as of such determination, he or she will be considered a shareholder of record with respect to the shares withdrawn.  A “business day” will be any day the New York Stock Exchange is open for trading.

TAXATION OF THE TRUST

Federal Income Tax Requirements

To qualify as a “regulated investment company” and avoid Fund-level federal income tax under the Code, each Fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned. The Code also requires each Fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax. The Funds intend to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

To qualify as a regulated investment company under the Code, each Fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income.  Should any Fund fail to qualify as a “regulated investment company” under the Code and also fail to satisfy the provisions of the Code allowing for a cure of such a failure, it would be taxed as a corporation with no allowable deduction for distributing dividends.

As of December 31, 2011, the following Funds had capital loss “carryforwards” as indicated below.  To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years.
	Short-Term Losses Carryover Expiring in:
Fund	2014	2015	2016	2017
Core Bond Fund	$17,156	-	-	$10,131

Fund	Long-Term Losses Carryover Does Not Expire:
Institutional Bond Fund	$52,876

Tax Consequences to Shareholders

Shareholders of a Fund will be subject to federal income tax on any ordinary net income and net capital gains realized by the Fund and distributed to them as regular or capital gains dividends. It does not matter whether the dividend is distributed in cash or in the form of additional shares. Generally, dividends declared by the Funds during October, November or December of any calendar year and paid to shareholders before February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared.

Wash Sales

If a shareholder receives dividends on shares held for less than six months, any loss on the sale or exchange of such shares will be disallowed up to the value of such dividends.

Dividends Received Deduction

No portion of the dividends paid by the Funds to shareholders is expected to be eligible for the dividends received deduction for corporate shareholders (70% of dividends received).

28% Withholding

A shareholder may be subject to a 28% withholding requirement on transactions with the Funds if he or she (1) fails to comply with the interest and dividends “back-up” withholding provisions of the Code (by accurately filing Form W-9 or its equivalent, when required); or (2) fails to properly report dividend or interest income, as determined by the Internal Revenue Service.

Personal Holding Company

The Funds reserve the right to involuntarily redeem shares if ownership of Fund shares has or may become concentrated as to make a Fund a personal holding company under the Code.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on the Funds or their shareholders.  There may be other federal, state or local tax considerations applicable to the Funds or their shareholders.  Shareholders are urged to consult their own tax advisors.

FINANCIAL STATEMENTS

Audited financial statements for the Funds, together with the report of Grant Thornton LLP, independent registered public accounting firm, for the fiscal year ended December 31, 2011, appear in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2011, which is incorporated herein by reference.  Copies of the Annual and Semi-Annual Reports may be obtained free of charge by writing to the Funds at 550 Science Drive, Madison, Wisconsin 53711, or by calling 1-800-368-3195.

Appendix A
MADISON INVESTMENT HOLDINGS, INC.
MADISON INVESTMENT ADVISORS, LLC
MADISON ASSET MANAGEMENT, LLC
NORTHROAD CAPITAL MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Caution:  For NorthRoad Capital Management LLC (“NorthRoad”), please refer to the “Separate Provisions Regarding NorthRoad Capital Management Voting Recommendations” that follow regarding making proxy voting decisions.

Madison’s policies regarding voting the proxies of securities held in client accounts depend on the nature of its relationship to the client. When Madison is an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when Madison votes client proxies, it must do so in the client’s best interests as described below by these policies.

Regular Accounts
Madison does not assume the role of an active shareholder when managing client accounts. If Madison is dissatisfied with the performance of a particular company, it will generally reduce or terminate the fund’s position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy
As stated above, Madison’s goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless Madison makes an affirmative decision to the contrary, when it votes a proxy as the board of directors of a company recommends, it means Madison agrees with the board that voting in such manner is in the interests of its clients as shareholders of the company for the reasons stated by the board. However, if Madison believes that voting as the board of directors recommends would not be in a client’s best interests, then Madison must vote against the board’s recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless Madison is not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, Madison must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by Madison inadvertently, promptly forward them to the client.

Documenting Madison’s Decisions
In cases where a proxy will NOT be voted or, as described below, voted against the board of directors recommendation, Madison’s policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, because Madison may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining Madison’s action or inaction, as the case may be.

Alternatively, or in addition to such notation, Madison may include a copy of the rationale for such decision in the appropriate equity correspondence file.

Why would voting as the board recommends NOT be in the client’s best interests?
Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1. Is the board of directors recommending an action that could dilute or otherwise diminish the value of the client’s position? (This question is more complex than it looks: Madison must consider the time frames involved for both the client and the issuer. For example, if the board of directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, Madison would vote as the board recommended for if Madison is holding the security for clients as a long-term investment. However, if the investment is close to Madison’s valuation limits and Madison is anticipating eliminating the position in the short-term, then it would be in its clients’ best interests to vote against management’s recommendation.)

2. If so, would Madison be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?

3. Is the board of directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if Madison were to liquidate the position. In such a situation, Madison might vote against management’s recommendation if Madison believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if Madison believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a board recommendation not to expense stock options, where Madison would vote against management’s recommendation because Madison believes expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the board of directors recommendation cause Madison to violate its client’s investment guidelines? (For example, a board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any U.S. exchange or in U.S. dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible Madison would, nevertheless, vote in favor of a board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean Madison will consider any client-provided proxy voting guidelines. Madison’s policy is that client investment guidelines may not include proxy voting guidelines if Madison will vote account proxies. Rather, Madison will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, Madison must “second guess” the board of directors to determine if their recommendation is in the best interests of its clients, regardless of whether the board thinks its recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect Madison’s clients’ investment.

In making its decisions, to the extent Madison relies on any analysis outside of the information contained in the proxy statements, Madison must retain a record of such information in the same manner as other books and records (two years in the office, five years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, Madison must keep a copy of the proxy statement.

Addressing Conflicts of Interest
Although it is not likely, in the event there is a conflict of interest between Madison and its client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) Madison has a significant business relationship with the issuer), Madison’s policy is to alert affected client(s) of the conflict before voting and indicate the manner in which Madison will vote. In such circumstances, Madison’s client(s) may instruct it to vote in a different manner. In any case, Madison must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund Madison manages, then Madison must present the material conflict to the board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then Madison may present the conflict to the wrap sponsor, as its agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, Madison is seeking the auditor as a client or Madison has a significant business relationship with the auditor), electing an uncontested board of directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund board, Madison will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

In the absence of any conflict, once any member of the relevant portfolio management team determines that it would be in Madison’s clients’ best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Management Team, or any subcommittee appointed by the Management Team from among its members (such subcommittee may be a single person), to ratify the decision to stray from Madison’s general policy of voting with management. Such ratification need not be in writing.

The Management Team or any subcommittee appointed by the Management Team from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between Madison and clients that would affect the manner by which Madison votes a proxy.

As of January 1, 2004, Jay Sekelsky represents the Management Team subcommittee described above.

Voting Proxies of Securities No Longer Owned
We may be entitled to vote a proxy because a security was held in a client portfolio on the record date but have subsequently sold the security from the client’s account prior to the meeting date to which the proxy relates.  In such situations, our vote has no economic value to the client who is not a shareholder of the company soliciting the proxy vote.  Therefore, our policy is to vote proxies of securities no longer owned in accordance with management recommendation or, if practical, not vote them at all.

Special Considerations for MEMBERS Mutual Funds and Ultra Series Fund
The proxy voting policy and procedures of MEMBERS Mutual Funds and the Ultra Series Fund, (the “Trusts”), reflect the policies and procedures of the Trust’s investment advisor, Madison Asset Management, LLC (“Madison”) and are incorporated into the Madison Investment Holdings, Inc. written compliance and procedures manual.  In addition, the Trusts’ policies incorporate the proxy voting policies and procedures of Madison’s current subadvisers: Shenkman Capital Management, Inc., Lazard Asset Management LLC, Wellington Management Company, LLP, Paradigm Asset Management Company, LLC and Mondrian Investment Partners Limited.

With respect to the proxy voting function relative to the Trusts, each Trust’s Board of Trustees has delegated this function to Madison. In general, with respect to proxies to be voted on behalf of the Trusts’ sub-advised funds, or portions of such funds, Madison currently intends to delegate its voting responsibilities hereunder, such that that the respective subadvisers of such funds, or portions of such funds, will vote such proxies in accordance with their own proxy voting policies and procedures. Notwithstanding the foregoing, Madison reserves the right at any time to reassume the responsibility of voting proxies relative to one or more of the sub-advised portfolios of the Trusts. Madison currently intends to monitor, by requesting periodic certifications from each of the subadvisers, the voting of each of the subadvisers to confirm consistency with each such subadviser’s proxy voting policies and procedures and to seek assurance that conflicts of interest have been adequately monitored and resolved. Madison will use reasonable efforts to ensure that each Trust’s Board of Trustees is timely notified of any material changes to the proxy voting policies and procedures of each of the subadvisers as the relevant subadvisers have specifically brought to the attention of Madison, if, in Madison’s judgment, such notification is necessary for the Board’s fulfillment of its responsibilities hereunder.

Madison recognizes that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more subadvisers (e.g., when more than one fund, or two managed portions of the same fund, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant proxy voting policies will result in proxies being voted inconsistently. It is Madison’s position that such circumstances will not be deemed to suggest improper action on the part of any subadviser, and that neither Madison nor the Trusts will be required to take any action with respect to such instances, in the absence of other compelling factors that would necessitate such action.

Special Considerations for International Securities
Certain foreign companies may impose restrictions on the transfer, exchange or other matters in connection with shareholder voting.  As a result, there may be instances when we will not vote a proxy of a foreign or international security because doing so might adversely affect our client’s rights relating to the security, including our ability to sell the securities for a specific time period.

ERISA Fiduciary Accounts
As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, Madison is required to do so. In most cases, the plan document will specify who is required to vote proxies.

It is important that Madison’s investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.

1. If the Contracts expressly preclude Madison from voting proxies, then the Trustee must vote proxies attributable to its ERISA client’s accounts.
2. On the other hand, if the Contracts are silent or simply state that Madison “may” vote proxies, then it is its fiduciary duty to affirmatively vote under ERISA.

ERISA requires Madison, when it is responsible for voting proxies:
1. To maintain voting records for review by the named fiduciary of the plan; and
2. Ensure that the custodian (or plan Trustee, as the case may be) forwards to Madison all proxies received so that Madison may vote them in a timely manner.

Madison’s general policy is to vote all ERISA plan proxies received in the same manner as Madison vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

Additional Recordkeeping Rules Related to Proxy Voting
Madison must keep any written documents (including email) Madison prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for its decision). As noted above, Madison need not keep a copy of the actual proxy statements Madison received if they are available on the SEC’s EDGAR database.

Madison must keep in the applicable client file records of written client requests for proxy voting information. Madison must, of course, also keep a copy in the client file of any of its written responses to clients who asked for such information either in writing or orally.

Madison retained the services of ProxyEdge to maintain the records of the proxy votes Madison cast on behalf of clients. To the extent Madison votes any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

Practical and Logistical Matters
Equity proxies are generally distributed by Matt Hayner to the portfolio manager/analyst primarily responsible for research with respect to any particular company or, in the case of conflicted proxies, to the CCO in order to obtain information from Glass Lewis.  Voting directions are provided by such individuals and returned to him.  Voting decisions are documented by e-mail to the “Proxies” e-mail group by the individual making the proxy decision and hard copies maintained in Matt Hayner’s office as a cross-reference on how and what the firm is voting.  Decisions are communicated to Operations for entry into Proxy Edge.  Matt Hayner also provides the voting decisions via e-mail to individuals with proxy voting responsibilities at the Madison Scottsdale and Concord offices for consideration by portfolio managers in those offices.

Separate Provisions Regarding NorthRoad Capital Management Voting Recommendations
In the absence of specific voting guidelines from the client, NorthRoad will vote proxies in the best interests of each particular client. NorthRoad’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on NorthRoad’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.  The firm retained an independent their party proxy voting service (Egan Jones) to provide voting recommendations for securities held in client accounts.  Although NorthRoad considers the rationale behind and the recommendations made by the service, such recommendations are not binding unless the firm has a conflict of interest.  Having considered the recommendations of the proxy voting service:

1.
NorthRoad will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

2.	NorthRoad will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

3.	In reviewing proposals, NorthRoad will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

4.
NorthRoad may determine that voting a proxy is not in the client's best interest based on cost or other factors, including the potential that, by voting, the liquidity of the client’s investment may be impaired.

Last updated September 2011

Appendix B

QUALITY RATINGS

Any investment Madison makes for the Funds will have a “quality rating” determined principally by ratings assigned by a nationally recognized statistical rating organization (an “NRSRO”).  Otherwise, Madison will assign a rating according to comparable standards when there is no published rating or when published ratings differ or are considered obsolete.

Quality ratings will often be determined by referring to the ratings assigned by the two primary NRSROs that rate securities:  Moody’s Investors Service, Inc. (“Moody’s”) and Standard and Poor’s Corporation (“S&P”).  In cases where more than one NRSRO rates an issue, it will be graded according to whichever rating Madison deems appropriate.  In cases where no organization rates an issue, Madison will grade it using the following standards that it believes are comparable to those followed by the NRSROs.

Bonds.  Moody’s uses ratings Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C; S&P uses ratings AAA, AA, A, BBB, BB, B, CCC, CC and C. Bonds rated Aaa or AAA are judged to be of the best quality; interest and principal are secure and prices respond only to market rate fluctuations.  Bonds rated Aa or AA are also judged to be of high quality, but margins of protection for interest and principal may not be quite as good as for the highest rated securities.

Bonds rated A are considered upper medium grade by each organization.  Protection for interest and principal is deemed adequate but susceptible to future impairment, and market prices of such obligations, while moving primarily with market rate fluctuations, also may respond to economic conditions and issuer credit factors.

The Institutional Bond Fund does not invest in issues rated below A.

Bonds rated Baa or BBB are considered medium grade obligations.  Protection for interest and principal is adequate over the short term, but these bonds may have speculative characteristics over the long term and therefore may be more susceptible to changing economic conditions and issuer credit factors than they are to market rate fluctuations.

The Government Fund does not invest in issues rated below Baa or BBB or equivalent unrated issues.

Notes and bonds rated Ba or BB are considered to have immediate speculative elements and their future cannot be considered well assured; protection of interest and principal may be only moderate and not secure over the long term; the position of these bonds is characterized as uncertain.

Notes and bonds rated B or lower by each organization are generally deemed to lack desirable investment characteristics; there may be only small assurance of payment of interest and principal or adherence to the original terms of issue over any long period.

Obligations rated Baa or above by Moody’s or rated BBB or above by S&P are considered “investment grade” securities, whereas lower rated obligations are considered “speculative grade” securities.

Bond ratings may be further enhanced by the notation “+” or “-.”  For purposes of the Funds and their investment policies and restrictions, such notations shall be disregarded. Thus, for example, bonds rated BBB- are considered investment grade while bonds rated BB+ are not.

Notes.  Moody’s rates shorter term issues with “Moody’s Investment Grade” or “MIG” designations, MIG-1, MIG-2 and MIG-3; it assigns separate “VMIG” ratings, VMIG-1, VMIG-2 and VMIG-3, to variable rate demand obligations for which the issuer or a third-party financial institution guarantees to repurchase the obligation upon demand from the holder.

MIG-1 and VMIG-1 notes are of the best quality, enjoying strong protection from established cash flows for debt service or well established and broadly based access to the market for refinancing. MIG-2 and VMIG-2 notes are of high quality, with ample margins of protection, but not as well protected as the highest rated issues.  MIG-3 and VMIG-3 notes are of favorable quality, having all major elements of security, but lacking the undeniable strength of the higher rated issues and having less certain access to the market for refinancing.

S&P assigns the ratings, SP-1, SP-2, and SP-3, to shorter term municipal issues, which are comparable to Moody’s MIG-1, MIG-2 and MIG-3 ratings, respectively.

Commercial Paper.  Commercial paper, only some of which may be tax-exempt, is rated by Moody’s with “Prime” or “P” designations, as P-1, P-2 or P-3, all of which are considered investment grades.  In assigning its rating, Moody’s considers a number of credit characteristics of the issuer, including:  (1) industry position; (2) rates of return; (3) capital structure; (4) access to financial markets; and (5) backing by affiliated companies.

P-1 issuers have superior repayment capacity and credit characteristics; P-2 issuers have strong repayment capacity but more variable credit characteristics; and P-3 issuers have acceptable repayment capacity, but highly variable credit characteristics and may be highly leveraged.

S&P rates commercial paper as A-1, A-2 or A-3.  To receive a rating from S&P, the issuer must have adequate liquidity to meet cash requirements, long-term senior debt rated A or better (except for occasional situations in which a BBB rating is permitted), and at least two additional channels of borrowing.  The issuer’s basic earnings and cash flow must have an upward trend (except for unusual circumstances) and typically, the issuer has a strong position in a well-established industry. S&P assigns the individual ratings A-1, A-2 and A-3 based on its assessment of the issuer’s relative strengths and weakness within the group of ratable companies.

                                                                                                                                                                                                      PART C
OTHER INFORMATION

Madison Mosaic Income Trust
Item 23.  Exhibits

See “Exhibit Index.”

Item 24.  Persons Controlled by or Under Common Control With Registrant

None.

Item 25.  Indemnification

The Registrant maintains a Directors and Officers Errors and Omissions Policy that covers the officers and Trustees of the Registrant as well as the officers and directors of the Registrant’s advisor and its affiliates (referred to as an “Insured” or the “Insureds”). The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured's office.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to any provision of the Registrant’s Declaration of Trust, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

The investment adviser for Registrant is Madison Investment Advisors, LLC (“Investment Adviser”), a wholly owned subsidiary of Madison Asset Management, LLC (“MAM”). Madison Investment Holdings, Inc. (“MIH”) owns 100% of the voting interests of MAM. See the section in Part A entitled “Management” for a more complete description.

To the best of Registrant’s knowledge, none of the officers and directors of the Investment Adviser is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years (other than their association with MIH and its affiliates).  See the section in Part B entitled “Management of the Fund – Management Information” for more information regarding the officers and directors of the Investment Adviser.  Also refer to Part I of the Investment Adviser’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC.

Item 27.  Principal Underwriter

a.
Mosaic Funds Distributor, LLC (“MFD”), a registered broker-dealer, is the principal distributor of Registrant’s shares.  MFD does not act as principal underwriter, distributor, depositor or investment adviser for any investment company other than Registrant, MEMBERS Mutual Funds, the Ultra Series Fund, and Madison Mosaic Government Money Market, Tax-Free and Equity Trusts.  The principal business address for MFD is 550 Science Drive, Madison, WI 53711.  MFD is a wholly owned subsidiary of MIH.

b.	The officers and directors of MFD are as follows:

Name and Principal Business Address	Positions and Offices with the Underwriter	Positions and Offices with Registrant
W. Richard Mason(1)	General Securities Principal, Chief Compliance Officer and Financial Operations Principal	Chief Compliance Officer, Corporate Counsel and Assistant Secretary

Pamela M. Krill(2)	General Counsel and Chief Legal Officer	General Counsel, Chief Legal Officer and Assistant Secretary

Elizabeth A. Dettman(2)	Corporate Accountant	None

Lydia R. Kiebzak(2)	Branch Manager	None

Holly S. Baggot(2)	Vice President	Secretary and Assistant Treasurer

Frank E. Burgess(2)	President of Managing Member(3)	Trustee and Vice President

(1) The principal business address of this person is:  8777 North Gainey Center Drive, Scottsdale, AZ 85258.
(2) The principal business address of these persons is:  550 Science Drive, Madison, WI 53711.
(3) Mr. Burgess is the President of MIH, which is the sole member of MFD.

c.	There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by:

a.	Madison Investment Advisors, LLC
550 Science Drive
Madison, WI 53711

c.	Mosaic Funds Distributor, LLC
8777 North Gainey Center Drive, Suite 220
Scottsdale, AZ 85258

d.	U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

e.	U.S. Bank, N.A.
1555 North River Center Drive, Suite 302,
Milwaukee, WI 53212

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, State of Wisconsin, on the 1st day of May, 2012.

Madison Mosaic Income Trust

By:  /s/ Katherine L. Frank
Katherine L. Frank
President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signatures	Title	Date

/s/Katherine L. Frank	President and Trustee (Principal	May 1, 2012
Katherine L. Frank	Executive Officer)

/s/Greg Hoppe	Treasurer (Principal Financial	May 1, 2012
Greg Hoppe	Officer)

*	Trustee	May 1, 2012
Frank E. Burgess

*	Trustee	May 1, 2012
Lorence D. Wheeler

*	Trustee	May 1, 2012
James R. Imhoff, Jr.

*	Trustee	May 1, 2012
Philip E. Blake

*By: /s/ Pamela M. Krill
Pamela M. Krill
*Pursuant to Power of Attorney (see Exhibit (q) to this Registration Statement)

EXHIBIT INDEX
	Exhibit	Incorporated by Reference to	Filed Herewith

(a)	Declaration of Trust, as amended and supplemented to date	Post-Effective Amendment (“PEA”) No. 34 to this Form N-1A Registration Statement filed on March 1, 2010

(b)	By-Laws, as amended and supplemented to date	PEA No. 34 to this Form N-1A Registration Statement filed on March 1, 2010

(c)	Instruments Defining the Rights of Security Holders	Incorporated by reference to the Declaration of Trust

(d)	Investment Advisory Agreement with Madison Investment Advisors, LLC dated November 30, 2010	PEA No. 36 to this Form N-1A Registration Statement filed on November 5, 2010

(e)	Distribution Agreement with predecessor to Mosaic Funds Distributor, LLC dated July 30, 1998 (as amended to change the name of the distributor October 29, 1998)	PEA No. 20 to this Form N-1A Registration Statement filed on February 26, 1999

(f)	Not Applicable

(g.1)	Custodian Agreement with Firstar Bank, N.A. (predecessor to U.S. Bank, N.A.) dated July 31, 2001	PEA No. 34 to this Form N-1A Registration Statement filed on March 1, 2010

(g.2)	Amendment No. 1 to Custodian Agreement with U.S. Bank, N.A. dated March 1, 2006	PEA No. 29 to this Form N-1A Registration Statement filed on May 1, 2006

(g.3)	Amendment No. 2 to Custodian Agreement with U.S. Bank, N.A. dated March 16, 2007	PEA No. 37 to this Form N-1A Registration Statement filed on April 29, 2011

(g.4)	Amendment No. 3 to Custodian Agreement with U.S. Bank, N.A. dated September 29, 2009	PEA No. 34 to this Form N-1A Registration Statement filed on March 1, 2010

(g.5)	Amendment No. 4 to Custodian Agreement with U.S. Bank, N.A. dated July 1, 2011	PEA No. 43 to this Form N-1A Registration Statement filed on March 1, 2012

(g.6)	Amendment No. 5 to Custodian Agreement with U.S. Bank, N.A. dated January 15, 2012	PEA No. 43 to this Form N-1A Registration Statement filed on March 1, 2012

(h.1.i)	Transfer Agency Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”) dated February 23, 2009	PEA No. 34 to this Form N-1A Registration Statement filed on March 1, 2010

(h.1.ii)	Amendment No. 1 to Transfer Agency Agreement with USBFS dated November 30, 2010	PEA No. 37 to this Form N-1A Registration Statement filed on April 29, 2011

(h.1.iii)	Amendment No. 2 to Transfer Agency Agreement with USBFS dated July 1, 2011	PEA No. 43 to this Form N-1A Registration Statement filed on March 1, 2012

(h.2)	Amended and Restated Services Agreement with Madison Investment Advisors, LLC dated March 1, 2012	PEA No. 43 to this Form N-1A Registration Statement filed on March 1, 2012

(i)	Opinion and Consent of Sullivan & Worcester LLP dated May 27, 1997	Form 24F-2 filed on May 28, 1997

(j)	Consent of Grant Thornton LLP		X

(k)	Not Applicable

(l)	Subscription Agreement dated March 1, 2012 for Seed Money (for Class R6 Shares)	PEA No. 43 to this Form N-1A Registration Statement filed on March 1, 2012

(m)	Not Applicable

(n)	Rule 18f-3 Multi-Class Plan	PEA No. 43 to this Form N-1A Registration Statement filed on March 1, 2012

(o)	Reserved

(p)
Madison Investment Holdings, Inc., Madison Investment Advisors, LLC, Madison Asset Management, LLC, Mosaic Funds Distributor, LLC, and Madison Mosaic Income Trust Code of Ethics effective January 1, 2011
PEA No. 43 to this Form N-1A Registration Statement filed on March 1, 2012

(q)	Powers of Attorney for each Trustee of Madison Mosaic Income Trust	PEA No. 34 to this Form N-1A Registration Statement filed on March 1, 2010

____________________

X  Filed herewith.